As filed with the Securities and Exchange Commission on November 28, 2003
                           1933 Act File No. 333-7008
                           1940 Act File No. 811-8227
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

                                       and

                       POST-EFFECTIVE AMENDMENT NO. 31                       [X]

                          REGISTRATION STATEMENT UNDER
                     THE INVESTMENT COMPANY ACT OF 1940                      [X]

                              AMENDMENT NO. 35                               [X]

                          SCUDDER INVESTORS FUNDS, INC.
             (Formerly Deutsche Investors Funds, Inc. and formerly,
                          Flag Investors Funds, Inc.)

               (Exact Name of Registrant as Specified in Charter)

                                One South Street
                               Baltimore, MD 21202
                               -------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 638-2596

                                Daniel O. Hirsch
                                ----------------
                                One South Street
                               Baltimore, MD 21202
                     (Name and address of agent for service)

                        Copy to: Burton M. Leibert, Esq.
                          Willkie Farr & Gallagher LLP
                               787 Seventh Avenue
                             New York, NY 10019-6099


It is proposed that this filing will become effective:

_____    immediately upon filing pursuant to paragraph (b)
__X__    on December 1, 2003 pursuant to paragraph (b)
_____    60 days after filing pursuant to paragraph (a)(i)
_____    on ________________ pursuant to paragraph (a)(i)
_____    75 days after filing pursuant to paragraph (a)(ii)
_____    on ________________ pursuant to paragraph (a)(ii) of Rule 485

                                                                         SCUDDER
                                                                     INVESTMENTS

                                Growth Funds



                          Prospectus


--------------------------------------------------------------------------------
                                December 1, 2003
--------------------------------------------------------------------------------
                             |
                             |   Scudder Capital Growth Fund
                             |   Classes A, B, C and R
                             |
                             |   Scudder Growth Fund
                             |   Classes A, B and C
                             |
                             |   Scudder Large Company Growth Fund
                             |   Classes A, B, C and R
                             |
                             |   Scudder Strategic Growth Fund
                             |   Classes A, B and C
                             |
                             |   Scudder Top 50 US Fund
                             |   Classes A, B and C


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Funds Work                      How to Invest in the Funds


     4  Scudder Capital Growth Fund         58  Choosing a Share Class

    11  Scudder Growth Fund                 65  How to Buy Class A, B and C
                                                Shares
    17  Scudder Large Company
        Growth Fund                         66  How to Exchange or Sell
                                                Class A, B and C Shares
    24   Scudder Strategic Growth Fund
                                            67  Buying and Selling
    28  Scudder Top 50 US Fund                  Class R Shares

    35  Other Policies and Secondary        68  Policies You Should Know
        Risks                                   About

    36  Who Manages and Oversees            77  Understanding Distributions
        the Funds and the Portfolio             and Taxes

    40  Scudder Strategic Growth Fund
        only: Additional Performance
        Information -- Similar Funds

    42  Financial Highlights

How the Funds Work

On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.


Whether you are considering investing in a fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Classes A, B and C shares are generally intended for investors seeking the advice and assistance of a financial advisor. Class R shares are only available to participants in certain retirement plans.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------

                                  |   Class A    Class B     Class C    Class R
                                  |
                   ticker symbol  |   SDGAX      SDGBX       SDGCX      SDGRX
                     fund number  |   498        698         798        1508


  Scudder Capital Growth Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy


The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk as compared with other growth mutual funds. The fund normally invests at least 65% of total assets in equities, mainly common stocks of US companies. Although the fund can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the Standard & Poor's 500r Composite Stock Price Index (the "S&P 500 Index") or the Russell 1000r Growth Index (as of October 31, 2003, the S&P 500 Index and the Russell 1000 Growth Index had median market capitalizations of $8.48 billion and $3.73 billion, respectively). Although the fund may invest in companies of any size, the fund intends to invest primarily in companies whose market capitalizations fall within the normal range of these indexes. In addition, the fund does not invest in securities issued by tobacco-producing companies.


In choosing stocks, the portfolio managers look for individual companies that have displayed above-average earnings growth compared to other growth companies and that have strong product lines, effective management and leadership positions within core markets. The managers also analyze each company's valuation, stock price movements and other factors.


--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The managers use several strategies in seeking to reduce downside risk, including:

o using analytical tools to actively monitor the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups and then adjust the portfolio accordingly

o  focusing on high quality companies with reasonable valuations

o  diversifying broadly among companies, industries and sectors

o limiting the majority of the portfolio to 3.5% in any one issuer (other funds may invest 5% or more)

The managers will normally sell a stock when they believe its potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on a given industry.


The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the growth portion of the US stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who are interested in a long-term investment that seeks to lower its share price volatility compared with other growth mutual funds.

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.


Other factors that could affect performance include:


o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters


o the fund's risk management strategies could make long-term performance somewhat lower than it would have been without these strategies


o derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see "Secondary risks" for more information)

The Fund's Performance History



While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with two broad-based market indexes (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the indexes varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

On July 17, 2000, the fund was reorganized from AARP Capital Growth Fund, a series of AARP Growth Trust, into Class AARP of Scudder Capital Growth Fund, a newly created series of Investment Trust. The performance of Class AARP for periods prior to July 17, 2000 in the bar chart and table reflects the performance of AARP Capital Growth Fund.

The inception date for Classes A, B and C shares was June 25, 2001. The inception date for Class R shares was November 3, 2003. In the bar chart, the performance figures for Class A before its inception date are based on the historical performance of the fund's original share class (Class AARP), adjusted to reflect the higher gross total annual operating expenses of Class A. In the table, the performance figures before each class's inception date are based on the historical performance of the fund's original share class (Class AARP), adjusted to reflect both the higher gross total annual operating expenses of Classes A, B, C or R and the current applicable sales charge of Classes A, B and
C. Class AARP shares are offered in a separate prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for Class R shares or for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Scudder Capital Growth Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


      1993       15.66
      1994      -10.29
      1995       30.19
      1996       20.29
      1997       34.70
      1998       23.39
      1999       35.07
      2000      -10.57
      2001      -20.62
      2002      -29.60


2003 Total Return as of September 30: 15.55%

For the periods included in the bar chart:

Best Quarter: 25.74%, Q4 1998              Worst Quarter: -20.60%, Q3 2001

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------

                                         1 Year        5 Years        10 Years
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                   -33.64          -4.73           5.56
--------------------------------------------------------------------------------
  Return after Taxes on                 -33.64          -5.95           3.92
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on                 -22.88          -4.14           3.95
  Distributions and Sale of
  Fund Shares
--------------------------------------------------------------------------------
Class B (Return before Taxes)           -32.26          -4.51           5.34
--------------------------------------------------------------------------------
Class C (Return before Taxes)           -30.84          -4.53           5.26
--------------------------------------------------------------------------------
Class R (Return before Taxes)           -29.86          -3.93           5.82
--------------------------------------------------------------------------------
Index 1 (reflects no deductions for     -22.10          -0.59           9.34
fees, expenses or taxes)
--------------------------------------------------------------------------------
Index 2 (reflects no deductions for     -27.88          -3.84           6.70
fees, expenses or taxes)
--------------------------------------------------------------------------------


Index 1: Standard & Poor's 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have a greater-than-average growth orientation.

--------------------------------------------------------------------------------


Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial representative or (800) 621-1048 or visit our Web site at www.scudder.com.



--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold fund shares.


--------------------------------------------------------------------------------
Fee Table                        Class A      Class B     Class C      Class R
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Cumulative Sales          5.75%        4.00%       2.00%         None
Charge (Load)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)       5.75%        None        1.00%         None
Imposed on Purchases (as % of
offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred       None^1        4.00%       1.00%         None
Sales Charge (Load) (as % of
redemption proceeds)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                     0.58%        0.58%       0.58%        0.58%
--------------------------------------------------------------------------------
Distribution/Service (12b-1)       0.24         0.99        0.98         0.50
Fee
--------------------------------------------------------------------------------
Other Expenses^2,^4                0.77         1.04        1.25         0.77
--------------------------------------------------------------------------------
Total Annual Operating             1.59         2.61        2.81         1.85
Expenses^2,^4
--------------------------------------------------------------------------------
Less Expense                       0.34         0.59        0.81         0.35
Waiver/Reimbursement^3,^5
--------------------------------------------------------------------------------
Net Annual Fund Operating          1.25         2.02        2.00         1.50
Expenses^3,^5
--------------------------------------------------------------------------------

^1 The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

^2 Restated and estimated to reflect the termination of the fixed rate administrative fee for Classes A, B and C.

^3 Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.000%, 1.015% and 1.005% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees and organizational and offering expenses.

^4 Estimated for Class R since no Class R shares were issued as of the fund's fiscal year end.

^5 The advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 1.50% for Class R shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and trustee and trustee counsel fees. This expense cap will remain in effect until September 30, 2005.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                      1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                $695         $1,017        $1,361         $2,329
--------------------------------------------------------------------------------
Class B shares                 605          1,055         1,533          2,420
--------------------------------------------------------------------------------
Class C shares                 401            887         1,498          3,148
--------------------------------------------------------------------------------
Class R shares                 153            549           971          2,147
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                $695         $1,017        $1,361         $2,329
--------------------------------------------------------------------------------
Class B shares                 205            755         1,333          2,420
--------------------------------------------------------------------------------
Class C shares                 301            887         1,498          3,148
--------------------------------------------------------------------------------
Class R shares                 153            549           971          2,147
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             |   Class A     Class B     Class C
                                             |
                               ticker symbol |   KGRAX       KGRBX       KGRCX
                                 fund number |   003         203         303

Scudder Growth Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks growth of capital through professional management and diversification of investments in securities that the investment manager believes have the potential for capital appreciation. These investments are primarily common stocks, but may include preferred stocks and securities convertible into common stocks.


The fund normally invests at least 65% of total assets in common stocks of large US companies that are similar in size to the companies in the Russell 1000 Growth Index (as of October 31, 2003, the Russell 1000 Growth Index had a median market capitalization of $3.73 billion).

In managing the fund, the managers use a combination of three analytical disciplines:

Top-down analysis. The managers consider the economic outlooks for various sectors and industries while looking for those that may benefit from changes in the overall business environment.

Fundamental company research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.


Growth orientation. The managers generally look for companies with projected above-average growth of revenue or earnings relative to their sector.

--------------------------------------------------------------------------------

OTHER INVESTMENTS While the fund normally will not invest in foreign securities, it may invest up to 25% of its assets in foreign securities (not including
ADRs). The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The managers may favor different types of securities from different industries and companies at different times.


The managers generally keep the fund's sector weightings similar to those of the Russell 1000 Growth Index.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, the company's fundamentals have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given industry.


The Main Risks of Investing in the Fund


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the growth portion of the US stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors interested in a moderate to aggressive long-term growth fund with a large-cap emphasis.

Other factors that could affect performance include:


o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o foreign stocks may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see "Secondary risks" for more information)

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with two broad-based market indexes (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the indexes varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class B and C shares is May 31, 1994. Performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charge of Class B or C.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Scudder Growth Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                    Class A
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


         1993        1.63
         1994       -5.91
         1995       31.87
         1996       16.34
         1997       16.80
         1998       14.22
         1999       36.91
         2000      -19.73
         2001      -23.01
         2002      -29.79


2003 Total Return as of September 30: 14.43%

For the periods included in the bar chart:

Best Quarter: 29.11%, Q4 1999             Worst Quarter: -22.18%, Q3 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------

                                         1 Year        5 Years        10 Years
--------------------------------------------------------------------------------
Class A
  Return before Taxes                   -33.83          -8.55           0.92
--------------------------------------------------------------------------------
  Return after Taxes on                 -33.83          -9.35          -1.37
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on                 -20.77          -5.94           0.74
  Distributions and Sale of
  Fund Shares
--------------------------------------------------------------------------------
Class B (Return before Taxes)           -32.45          -8.55           0.48
--------------------------------------------------------------------------------
Class C (Return before Taxes)           -31.04          -8.42           0.55
--------------------------------------------------------------------------------
Index 1 (reflects no deductions for     -27.88          -3.84           6.70
fees, expenses or taxes)
--------------------------------------------------------------------------------
Index 2 (reflects no deductions for     -22.10          -0.59           9.34
fees, expenses or taxes)
--------------------------------------------------------------------------------


Index 1: Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have a greater-than-average growth orientation.

Index 2: Standard & Poor's 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
--------------------------------------------------------------------------------


Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial representative or (800) 621-1048 or visit our Web site at www.scudder.com.



--------------------------------------------------------------------------------
The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                   Class A       Class B      Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Cumulative Sales Charge (Load)        5.75%        4.00%        2.00%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on        5.75%         None        1.00%
Purchases (as % of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge      None*        4.00%        1.00%
(Load) (as % of redemption proceeds)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                0.56%        0.56%        0.56%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee              0.24         1.00         0.99
--------------------------------------------------------------------------------
Other Expenses**                              0.45         1.11         1.16
--------------------------------------------------------------------------------
Total Annual Operating Expenses**             1.25         2.67         2.71
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement***          0.08         0.65         0.72
--------------------------------------------------------------------------------
Net Annual Fund Operating Expenses***         1.17         2.02         1.99
--------------------------------------------------------------------------------


* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Restated and estimated to reflect the termination of the fixed rate administrative fee.

*** Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.920%, 1.005% and 0.990% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees and organizational and offering expenses.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                     1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                $687          $941         $1,215         $1,993
--------------------------------------------------------------------------------
Class B shares                 605         1,068          1,557          2,285
--------------------------------------------------------------------------------
Class C shares                 399           865          1,457          3,059
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                $687          $941         $1,215         $1,993
--------------------------------------------------------------------------------
Class B shares                 205           768          1,357          2,285
--------------------------------------------------------------------------------
Class C shares                 300           865          1,457          3,059
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  |   Class A    Class B     Class C    Class R
                                  |
                   ticker symbol  |   SGGAX      SGGBX       SGGCX      SCQRX
                     fund number  |   469        669         769        1510

  Scudder Large Company Growth Fund
--------------------------------------------------------------------------------


The Fund's Main Investment Strategy


The fund seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large US companies that are similar in size to the companies in the Russell 1000 Growth Index (as of October 31, 2003, the Russell 1000 Growth Index had a median market capitalization of $3.73 billion). The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. These investments are in equities, mainly common stocks.

In managing the fund, the managers use a combination of three analytical disciplines:

Top-down analysis. The managers consider the economic outlooks for various sectors and industries while looking for those that may benefit from changes in the overall business environment.

Fundamental company research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.


Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.


--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The managers may favor different types of securities from different industries and companies at different times.


The managers will normally sell a stock when the managers believe its price is unlikely to go higher, the company's fundamentals have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on a given industry.


The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the large company growth portion of the US stock market. When large company growth stock prices fall, you should expect the value of your investment to fall as well. Large company growth stocks may be somewhat less volatile than shares of smaller companies, but at times may not perform as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors with long-term goals who are interested in a fund with a growth-style approach to large-cap investing.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.


Other factors that could affect performance include:


o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see "Secondary risks" for more information)

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The inception date for Class A (formerly Class R) was August 2, 1999. In the bar chart, the performance figures for Class A shares for the period prior to its inception are based on the historical performance of the fund's original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.


In the table, the performance figures for each share class for the periods prior to its inception (August 2, 1999 for Class A, December 29, 2000 for Classes B and C and November 3, 2003 for Class R) are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Classes A, B, C or R and the current applicable sales charges of Classes A, B and C. Class S shares are offered in a separate prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for Class R shares or for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Scudder Large Company Growth Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                      Class A
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


         1993       -0.28
         1994       -1.61
         1995       32.13
         1996       17.89
         1997       32.43
         1998       32.86
         1999       34.69
         2000      -19.43
         2001      -22.85
         2002      -29.89


2003 Total Return as of September 30: 14.62%

For the periods included in the bar chart:

Best Quarter: 28.00%, Q4 1999             Worst Quarter: -21.27%, Q1 2001

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------

                                         1 Year        5 Years        10 Years
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                   -33.92          -5.97           4.05
--------------------------------------------------------------------------------
  Return after Taxes on                 -33.92          -6.35           2.97
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on                 -23.05          -4.95           2.85
  Distributions and Sale of
  Fund Shares
--------------------------------------------------------------------------------
Class B (Return before Taxes)           -32.52          -5.79           3.84
--------------------------------------------------------------------------------
Class C (Return before Taxes)           -31.08          -5.76           3.76
--------------------------------------------------------------------------------
Class R (Return before Taxes)           -30.14          -5.23           4.26
--------------------------------------------------------------------------------
Index (reflects no deductions for       -27.88          -3.84           6.70
fees, expenses or taxes)
--------------------------------------------------------------------------------


Index: Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have a greater-than-average growth orientation.
--------------------------------------------------------------------------------


Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial representative or (800) 621-1048 or visit our Web site at www.scudder.com.



--------------------------------------------------------------------------------
The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                        Class A      Class B     Class C      Class R
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Cumulative Sales           5.75%        4.00%       2.00%         None
Charge (Load)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)        5.75%        None        1.00%         None
Imposed on Purchases (as % of
offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred       None^1        4.00%       1.00%         None
Sales Charge (Load) (as % of
redemption proceeds)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                     0.70%        0.70%       0.70%        0.70%
--------------------------------------------------------------------------------
Distribution/Service (12b-1)       0.24         0.98        0.97         0.50
Fee
--------------------------------------------------------------------------------
Other Expenses^2,^4                1.05         1.00        1.47         0.82
--------------------------------------------------------------------------------
Total Annual Operating             1.99         2.68        3.14         2.02
Expenses^2,^4
--------------------------------------------------------------------------------
Less Expense                       0.69         0.64        1.11         0.47
Waiver/Reimbursement^3,^5
--------------------------------------------------------------------------------
Net Annual Fund Operating          1.30         2.04        2.03         1.55
Expenses^3,5
--------------------------------------------------------------------------------

^1 The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

^2 Restated and estimated to reflect the termination of the fixed rate administrative fee for Classes A, B and C.

^3 Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 1.05% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees and organizational and offering expenses.

^4 Estimated for Class R since no Class R shares were issued as of the fund's fiscal year end.

^5 The advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 1.55% for Class R shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and trustee and trustee counsel fees. This expense cap will remain in effect until September 30, 2005.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                      1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                $700         $1,101        $1,526         $2,706
--------------------------------------------------------------------------------
Class B shares                 607          1,072         1,563          2,645
--------------------------------------------------------------------------------
Class C shares                 404            956         1,633          3,438
--------------------------------------------------------------------------------
Class R shares                 158            590         1,048          2,320
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                $700         $1,101        $1,526         $2,706
--------------------------------------------------------------------------------
Class B shares                 207            772         1,363          2,645
--------------------------------------------------------------------------------
Class C shares                 304            956         1,633          3,438
--------------------------------------------------------------------------------
Class R shares                 158            590         1,048          2,320
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             | Class A     Class B     Class C
                                             |
                               ticker symbol | SCDAX       SCDBX       SCDCX
                                 fund number | 435         635         735


Scudder Strategic Growth Fund

--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks long-term growth of capital by investing in companies that the investment manager believes have above-average earnings growth potential. Current income is a secondary consideration.


Under normal circumstances, the fund invests primarily in a diversified mix of common stocks of well-established companies. The fund's investments emphasize high quality companies with strong financial characteristics. While there is no limit as to the market capitalization of the companies in which the fund will invest, the fund generally will invest in medium- and large-sized companies. In addition, the fund may invest to a limited extent in securities issued by less seasoned companies, including securities sold in initial public offerings ("IPOs").

The portfolio managers analyze economic trends to determine their impact on various sectors and industries and to select high quality stocks from industries with the best earnings potential. The investment process is initiated with an analysis of the economic outlook. Further study of economic sectors leads to the identification of growth-oriented industries, and to detailed studies of individual companies. In evaluating individual companies, factors such as the company's management team, product outlook, global exposure, industry leadership position, and financial characteristics are important variables used in the analysis.


--------------------------------------------------------------------------------
OTHER INVESTMENTS While the fund normally will not invest in foreign securities, it may invest up to 25% of its assets in foreign securities (not including
ADRs). The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies, or securities). The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure in the market.

The fund may sell a stock for a number of reasons. The fund will normally sell a stock when the portfolio managers believe that its price is unlikely to go higher. The fund also may sell a stock when the company's fundamentals have changed, other investments present better opportunities, or in order to adjust the fund's exposure to a particular industry.


The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the growth portion of the US stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Growth Investing Risk. Because growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors interested in a moderate-to- aggressive long-term growth fund with a large-cap emphasis.

Other factors that could affect performance include:


o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o foreign stocks may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see "Secondary risks" for more information)


The Fund's Performance History


Since the fund commenced operations on March 31, 2003, it does not have a full calendar year of performance to report as of the date of this prospectus.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.
--------------------------------------------------------------------------------
Fee Table                                   Class A       Class B      Class C
--------------------------------------------------------------------------------


Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Cumulative Sales Charge (Load)        5.75%        4.00%         2.00%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on        5.75%         None         1.00%
Purchases (as % of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge      None*        4.00%         1.00%
(Load) (as % of redemption proceeds)
--------------------------------------------------------------------------------

Annual Fund Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                0.75%        0.75%         0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee              0.25         1.00          1.00
--------------------------------------------------------------------------------
Other Expenses**                              3.58         3.63          3.59
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses**        4.58         5.38          5.34
--------------------------------------------------------------------------------
Less Expense Reimbursement***                 3.28         3.43          3.39
--------------------------------------------------------------------------------
Net Annual Fund Operating Expenses***         1.30         1.95          1.95
--------------------------------------------------------------------------------


* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.


** "Total Annual Fund Operating Expenses" and "Other Expenses" are based on estimated amounts for the current fiscal year.


*** By contract, total operating expenses are capped at 1.30%, 1.95% and 1.95% through December 1, 2004 for Class A, B and C shares, respectively.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                                       1 Year               3 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                                 $700                $1,599
--------------------------------------------------------------------------------
Class B shares                                  598                 1,603
--------------------------------------------------------------------------------
Class C shares                                  396                 1,382
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                                 $700                $1,599
--------------------------------------------------------------------------------
Class B shares                                  198                 1,303
--------------------------------------------------------------------------------
Class C shares                                  296                 1,382
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          |   Class A     Class B     Class C
                                          |
                           ticker symbol  |   FAUSX       FBUSX       FCUSX
                             fund number  |   406         606         706

Scudder Top 50 US Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks high capital appreciation and, as a secondary objective, reasonable dividend income. The fund is a feeder fund in a master/feeder fund arrangement. The fund pursues its investment objective by investing substantially all of its assets in a master portfolio -- the Top 50 US Portfolio (the "Portfolio"), which is a separate mutual fund with the same investment objectives and policies as the fund.


Under normal circumstances, the fund, through the Portfolio, seeks to achieve its objectives by investing at least 80% of its assets, determined at the time a security is purchased, in equity securities (primarily common and preferred stocks) of US companies. The companies in which the Portfolio invests are primarily located or headquartered in the US, but may also conduct a substantial part of their business outside the US. The fund generally owns equity securities of 50 companies. The Portfolio's investment advisor and sub-advisor (the "Advisors") seek investments in companies considered to be of outstanding quality in their particular field based on some or all of the following attributes: i) strong market position within their market; ii) profitability, predictability and duration of earnings growth, reflected in sound balance sheet ratios and financial statements; iii) high quality management with an orientation toward strong, long-term earnings; and iv) long-range strategic plans in place.


--------------------------------------------------------------------------------
OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The Advisors may use derivatives in circumstances where the Advisors believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The Advisors emphasize investments in companies that dominate their markets and that, in the Advisors' opinion, maintain a leadership position through the combination of management talent, product or service differentiation, economies of scale and financial strength. These are companies believed by the Advisors to be leading-edge corporations that have a strong attitude geared toward market share dominance.


The Advisors monitor the companies selected for the fund to assess risk by analyzing possible changes in the earnings outlook and/or financial condition. In order to assess risks, the Advisors monitor the annual and interim financial statements of a broad universe of companies, conduct sector and industry analyses, and maintain company contact, including company visits and attendance at company meetings and analyst presentations. The analysis of industry trends is also an important factor in the portfolio management process. The Advisors consider the geographic market focus of the fund when considering companies for investment. Specifically, the Advisors assess the level of operations that various companies currently held by the fund have in a country or region, and whether further investment in that region or country is desirable. In addition, the Advisors assess macroeconomic and stock market conditions in the various countries in which the companies held by the fund have their primary stock market listings or conduct a substantial part of their business.

The Advisors will normally sell a stock when they believe there to be a negative change in a company's earnings growth or the target price of a particular holding has been met. The Advisors will also consider negative changes in those attributes used by the Advisors to assess whether a company is of outstanding quality, as described above, and the size of a particular holding relative to the fund's overall holdings.

The Main Risks of Investing in the Fund


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the growth portion of the US stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of capital appreciation, and, secondarily, dividend income.

Non-Diversification Risk. The fund is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a large number of issuers.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o companies that are located or headquartered in the US but conduct a substantial part of their business outside the US face the risks inherent in foreign investing which include adverse political, economic or social developments which could undermine the value of the fund's investments or prevent the fund from realizing their full value

o derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see "Secondary risks" for more information)

The Fund's Performance History


While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how fund performance for Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees and expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Scudder Top 50 US Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                    Class A
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


          1998       33.88
          1999       28.01
          2000      -16.51
          2001      -27.14
          2002      -26.85


2003 Total Return as of September 30: 11.24%

For the periods included in the bar chart:

Best Quarter: 27.37%, Q4 1998             Worst Quarter: -19.78%, Q1 2001

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------

                                    1 Year          5 Years      Since Inception
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes               -31.05           -6.39           -5.79*
--------------------------------------------------------------------------------
  Return after Taxes on             -31.05           -6.39           -5.79*
--------------------------------------------------------------------------------
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on             -19.07           -4.97           -4.51*
  Distributions and Sale of
  Fund Shares
--------------------------------------------------------------------------------
Index (reflects no deductions       -22.10           -0.59           -0.02*
for fees, expenses or taxes)
--------------------------------------------------------------------------------
Class B (Return before Taxes)       -29.60            --            -8.93**
--------------------------------------------------------------------------------
Index (reflects no deductions       -22.10            --            -3.31**
for fees, expenses or taxes)
--------------------------------------------------------------------------------
Class C (Return before Taxes)       -28.13            --           -7.76***
--------------------------------------------------------------------------------
Index (reflects no deductions       -22.10            --           -0.59***
for fees, expenses or taxes)
--------------------------------------------------------------------------------


Index: Standard & Poor's 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*    Since 10/2/1997. Index comparison begins on 9/30/1997.

**   Since 3/18/1998. Index comparison begins on 3/31/1998.

***  Since 9/2/1998. Index comparison begins on 8/31/1998.
--------------------------------------------------------------------------------


Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial representative or (800) 621-1048 or visit our Web site at www.scudder.com.



--------------------------------------------------------------------------------
The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                   Class A       Class B      Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Cumulative Sales Charge (Load)        5.75%        4.00%         2.00%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on        5.75%         None         1.00%
Purchases (as % of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge     None*        4.00%         1.00%
(Load) (as % of redemption proceeds)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets**
--------------------------------------------------------------------------------
Management Fee                                0.85%        0.85%         0.85%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee              0.25         0.75          0.75
--------------------------------------------------------------------------------
Other Expenses***                             1.48         1.73          1.73
--------------------------------------------------------------------------------
Total Annual Operating Expenses               2.58         3.33          3.33
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursements+       1.43         1.43          1.43
--------------------------------------------------------------------------------
Net Annual Operating Expenses+                1.15         1.90          1.90
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Annual operating expenses reflect the expenses of both the fund and the Portfolio, the master fund in which the fund invests its assets.

***   Includes a 0.25% shareholder servicing fee for Class B and Class C shares.

+ Investment Company Capital Corp. has contractually agreed to waive a portion of its fees and reimburse expenses of the fund and the Portfolio through December 31, 2004 to the extent necessary to maintain the fund's expense ratio at the level indicated as "Total Net Annual Operating Expenses."

Based on the costs above (including one year of capped expenses), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares             $685         $1,203          $1,746        $3,221
--------------------------------------------------------------------------------
Class B shares              593          1,191           1,813         3,196
--------------------------------------------------------------------------------
Class C shares              391            982           1,697         3,590
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares             $685         $1,203          $1,746        $3,221
--------------------------------------------------------------------------------
Class B shares              193            891           1,613         3,196
--------------------------------------------------------------------------------
Class C shares              291            982           1,697         3,590
--------------------------------------------------------------------------------

Other Policies and Secondary Risks


While the sections on the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about.

Other policies

o Although major changes tend to be infrequent, the Boards of Scudder Capital Growth Fund, Scudder Growth Fund, Scudder Large Company Growth Fund and Scudder Strategic Growth Fund could change that fund's investment goal without seeking shareholder approval. The Board of Scudder Top 50 US Fund cannot change the fund's goals without shareholder approval. In addition, the applicable Board will provide shareholders with at least 60 days' notice prior to making any changes to the 80% investment policy, as described herein, of Scudder Large Company Growth Fund and Scudder Top 50 US Fund.

o As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o Each fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible securities.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, each fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that a fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to a fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into a fund. If a fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify a fund's performance if it has a small asset base. A fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that a fund will be able to obtain proportionately larger IPO allocations.



For more information


This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Who Manages and Oversees the Funds and the Portfolio


Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc."), Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

The investment advisor


Scudder Capital Growth Fund, Scudder Growth Fund, Scudder Large Company Growth Fund and Scudder Strategic Growth Fund

DeIM is the investment advisor for these funds. Under the supervision of each fund's Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each fund's investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.


Scudder Top 50 US Fund


Investment Advisor to the Portfolio. Investment Company Capital Corp. ("ICCC") is the Portfolio's investment advisor. The address for ICCC is One South Street, Baltimore, Maryland 21202. ICCC is also the investment advisor to other mutual funds in the Scudder family of funds.


Investment Sub-Advisor to the Portfolio. Under the supervision of the Board of Trustees, ICCC has delegated daily management of the Portfolio's assets to the sub-advisor, DeAM, Inc. DeAM, Inc. receives a portion of the fee paid to ICCC. The address for DeAM, Inc. is 280 Park Avenue, New York, NY 10017.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM, DeAM, Inc. and ICCC are indirect, wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisors receive a management fee from each applicable fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund or portfolio's average daily net assets:

---------------------------------------------------------------------
Fund Name                                              Fee Paid
---------------------------------------------------------------------
Scudder Capital Growth Fund                            0.58%
---------------------------------------------------------------------
Scudder Growth Fund                                    0.56%
---------------------------------------------------------------------
Scudder Large Company Growth Fund                      0.70%
---------------------------------------------------------------------
Scudder Top 50 US Portfolio                            0.85%
---------------------------------------------------------------------

Under its agreement with Scudder Strategic Growth Fund, DeIM is entitled to receive annually a management fee as shown in the table below.

Investment Management Fee Schedule

---------------------------------------------------------------------
Average Daily Net Assets                                 Fee Rate
---------------------------------------------------------------------
$0-$250 million                                           0.75%
---------------------------------------------------------------------
next $750 million                                         0.72%
---------------------------------------------------------------------
next $1.5 billion                                         0.70%
---------------------------------------------------------------------
next $2.5 billion                                         0.68%
---------------------------------------------------------------------
next $2.5 billion                                         0.65%
---------------------------------------------------------------------
next $2.5 billion                                         0.64%
---------------------------------------------------------------------
next $2.5 billion                                         0.63%
---------------------------------------------------------------------
over $12.5 billion                                        0.62%
---------------------------------------------------------------------


Master-Feeder Structure (Scudder Top 50 US Fund only)


Scudder Top 50 US Fund is a "feeder fund" that invests substantially all of its assets in the Top 50 US Portfolio. The fund and the Portfolio have the same investment objectives. The Portfolio accepts investments from other feeder funds. In addition to its own expenses, a feeder fund bears the Portfolio's expenses in proportion to its assets invested in the Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Board to withdraw the fund's assets from the Portfolio if it believes doing so is in the shareholders' best interests. If the Board withdraws the fund's assets, it would then consider whether the fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

The portfolio managers


The following people handle the day-to-day management of each fund listed below.


Scudder Capital Growth Fund,                Jack A. Zehner
Scudder Growth Fund, Scudder                Director of Deutsche Asset
Large Company Growth Fund and Scudder       Management and portfolio manager of
Strategic Growth Fund                       the funds.
                                            o   Joined Deutsche Asset Management
  Julie M. Van Cleave, CFA                      and the funds in 2002 (March
  Managing Director of Deutsche Asset           2003 for Scudder Strategic
  Management and portfolio manager of           Growth Fund).
  the funds.                                o   Previous experience includes
  o   Joined Deutsche Asset Management          eight years' investment industry
      and the funds in 2002 (March 2003         experience at Mason Street
      for Scudder Strategic Growth Fund).       Advisors where he served most
  o   Head of Large Cap Growth.                 recently as Director --
  o   Previous experience includes 18           Common Stock.
      years' investment industry            o   MBA, Marquette University.
      experience at Mason Street
      Advisors, most recently serving as    Thomas J. Schmid, CFA
      Managing Director and team leader     Director of Deutsche Asset
      for the large cap investment team.    Management and portfolio manager of
  o   MBA, University of Wisconsin --       the funds.
      Madison.                              o   Joined Deutsche Asset Management
                                                and the funds in 2002 (March
                                                2003 for Scudder Strategic
                                                Growth Fund).
                                            o   Previous experience includes 15
                                                years' investment industry
                                                experience, most recently
                                                serving as Director -- Common
                                                Stock at Mason Street Advisors.
                                            o   MBA, University of Chicago.



The following people handle the day-to-day management of the Portfolio that is the underlying investment of Scudder Top 50 US Fund.


  Owen Fitzpatrick                        Karin Hillmer
  CFA, Managing Director of Deutsche      Vice President of Deutsche Asset
  Asset Management and Co-Manager of      Management and Co-Manager of the
  the Portfolio since 1999.               Portfolio since 2002.
  o   Joined Deutsche Asset Management    o   Joined Deutsche Asset Management
      in 1995.                                in 1986.
  o   Joined the Portfolio in 1999.       o   Joined the Portfolio in 2002.
  o   Over 15 years of investment         o   Over 17 years of investment
      industry experience.                    industry experience.

Scudder Strategic Growth Fund only: Additional Performance Information -- Similar Funds

Because Scudder Strategic Growth Fund commenced operations on March 31, 2003, it does not have performance information for an entire calendar year. However, prior to joining Deutsche Asset Management, Ms. Van Cleave was Managing Director of an unaffiliated advisor, where she had primary responsibility for managing numerous accounts, including the Mason Street Funds -- Growth Stock Fund ("Growth Stock Fund") and the Northwestern Mutual Growth Stock Portfolio ("Growth Stock Portfolio"), a variable annuity product. The same portfolio management team for Scudder Strategic Growth Fund had responsibility for the day-to-day management of these funds from their inception through November 22, 2002. The Growth Stock Fund and the Growth Stock Portfolio were the only comparable registered investment companies managed by Ms. Van Cleave and the other portfolio managers while at the unaffiliated advisor with substantially similar investment objectives, policies and strategies as the Scudder Strategic Growth Fund.

The performance data below lists the prior performance of the Class A shares of the Growth Stock Fund and shares of the Growth Stock Portfolio, not the prior performance of Scudder Strategic Growth Fund. The performance data shows the average annual total returns of the Growth Stock Fund and the Growth Stock Portfolio for the one-year and five-year periods ended October 31, 2002 and from inception through October 31, 2002 (the last date for which performance data (after-tax data in the case of the Growth Stock Fund) is available for the period of the portfolio management team's tenure on the Growth Stock Portfolio). This performance should not be considered an indication of future performance of Scudder Strategic Growth Fund. The data presented represents past performance results. And, as always, past performance does not guarantee future results.

--------------------------------------------------------------------------------
Average Annual Total                                                    Since
Returns (%)** as of 10/31/2002            1 Year        5 Years       Inception*
--------------------------------------------------------------------------------
Mason Street Funds -- Growth Stock
Fund Class A shares
--------------------------------------------------------------------------------
  Return before Taxes                    -16.75           1.71          5.12
--------------------------------------------------------------------------------
  Return after Taxes on Distributions    -16.77           0.37          3.88
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of
  Fund Shares                            -10.28           1.15          3.97
--------------------------------------------------------------------------------

Index 1 (reflects no deductions for
fees, expenses or taxes)                 -15.11           0.73          4.31
--------------------------------------------------------------------------------

Index 2 (reflects no deductions for
fees, expenses or taxes)                 -19.62          -2.45          1.51
--------------------------------------------------------------------------------

Northwestern Mutual
Growth Stock Portfolio
(Return before taxes)                    -12.56           1.56          8.43
--------------------------------------------------------------------------------

Index 1 (reflects no deductions for
fees, expenses or taxes)                 -15.11           0.73          9.96
--------------------------------------------------------------------------------

Index 2 (reflects no deductions for
fees, expenses or taxes)                 -19.62          -2.45          7.92
--------------------------------------------------------------------------------

Index 1: Standard & Poor's 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have a greater-than-average growth orientation.

* Date of inception is 3/31/1997 for the Growth Stock Fund and 5/3/1994 for the Growth Stock Portfolio. Index comparisons begin on 3/31/1997 for the Growth Stock Fund and 4/30/1994 for the Growth Stock Portfolio. For the period 3/31/1997 through 11/21/2002 (the last day for which performance information is available for the period of the portfolio management team's tenure on the Growth Stock Fund), the average annual total return (before taxes) on the Growth Stock Fund was 5.72%. [Source: Lipper]

** Average annual total returns reflect a sales load of 4.75% for the Growth Stock Fund, reinvestment of dividends and distributions and are net of expenses. Fees and expenses of the fund differ from those of the Growth Stock Fund and the Growth Stock Portfolio and are discussed above under "How Much Investors Pay." The performance information shown has been calculated in accordance with the Securities and Exchange Commission's standardized formula.

Financial Highlights


These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for Scudder Capital Growth Fund, Scudder Large Company Growth Fund and Scudder Top 50 US Fund has been audited by PricewaterhouseCoopers LLP, independent accountants, and the information for Scudder Growth Fund and Scudder Strategic Growth Fund has been audited by Ernst & Young LLP, independent auditors, whose reports, along with each fund's financial statements, are included in that fund's annual report (see "Shareholder reports" on the last page). There were no Class R shares issued as of Scudder Capital Growth Fund and Scudder Large
Company Growth Fund's most recent fiscal year end.

Scudder Capital Growth Fund -- Class A

--------------------------------------------------------------------------------
 Years Ended September 30,                             2003     2002    2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                   $30.56   $39.71  $50.11
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                        (.05)    (.13)   (.07)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                                6.57   (9.00)  (10.33)
--------------------------------------------------------------------------------
  Total from investment operations                       6.52   (9.13)  (10.40)
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gain on investment transactions             --    (.02)      --
--------------------------------------------------------------------------------
Net asset value, end of period                         $37.08   $30.56  $39.71
--------------------------------------------------------------------------------
Total Return (%)^c                                     21.34   (23.04) (20.75)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                     97       77     101
--------------------------------------------------------------------------------
Ratio of expenses (%)                                    1.23    1.13^d   1.16*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               (.14)    (.32)  (.44)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                22       13      35
--------------------------------------------------------------------------------

^a For the period from June 25, 2001 (commencement of sales of Class A shares) to September 30, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of any sales charges.

^d The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Classic Growth Fund). The ratio without the reduction was 1.14%.

*    Annualized

**   Not annualized

Scudder Capital Growth Fund -- Class B

--------------------------------------------------------------------------------
 Years Ended September 30,                             2003     2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $30.25    $39.63   $50.11
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                      (.30)     (.45)    (.19)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                              6.48    (8.91)   (10.29)
--------------------------------------------------------------------------------
  Total from investment operations                     6.18    (9.36)   (10.48)
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gain on investment transactions           --     (.02)       --
--------------------------------------------------------------------------------
Net asset value, end of period                       $36.43    $30.25   $39.63
--------------------------------------------------------------------------------
Total Return (%)^c                                    20.43    (23.64) (20.91)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   45        43       65
--------------------------------------------------------------------------------
Ratio of expenses (%)                                  2.00     1.93^d    1.96*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)             (.91)    (1.12)   (1.24)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                              22        13       35
--------------------------------------------------------------------------------

^a For the period from June 25, 2001 (commencement of sales of Class B shares) to September 30, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of any sales charges.

^d The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Classic Growth Fund). The ratio without the reduction was 1.94%.

*    Annualized

**   Not annualized

Scudder Capital Growth Fund -- Class C

--------------------------------------------------------------------------------
 Years Ended September 30,                               2003     2002    2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                   $30.26   $39.63  $50.11
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                        (.30)    (.44)   (.19)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                                6.48   (8.91)  (10.29)
--------------------------------------------------------------------------------
  Total from investment operations                       6.18   (9.35)  (10.48)
--------------------------------------------------------------------------------
Less distributions from:                                   --    (.02)      --
  Net realized gain on investment transactions
--------------------------------------------------------------------------------
Net asset value, end of period                         $36.44   $30.26  $39.63
--------------------------------------------------------------------------------
Total Return (%)^c                                      20.42   (23.64)(20.91)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                     19       15      19
--------------------------------------------------------------------------------
Ratio of expenses (%)                                    1.98    1.90^d   1.94*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               (.89)   (1.09)  (1.22)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                22       13      35
--------------------------------------------------------------------------------

^a For the period from June 25, 2001 (commencement of sales of Class C shares) to September 30, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of any sales charges.

^d The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Classic Growth Fund). The ratio without the reduction was 1.92%.

*    Annualized

**   Not annualized

Scudder Growth Fund -- Class A

--------------------------------------------------------------------------------
 Years Ended September 30,           2003     2002      2001     2000      1999
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of
period                            $ 6.69    $ 9.10   $18.04    $15.79   $11.72
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^a   (.02)     (.03)    (.04)     (.08)    (.05)
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                      1.42    (2.38)   (7.17)      4.09     4.18
--------------------------------------------------------------------------------
  Total from investment operations  1.40    (2.41)   (7.21)      4.01     4.13
--------------------------------------------------------------------------------
Less distributions from:              --        --   (1.73)    (1.76)    (.06)
  Net realized gains on
  investment transactions
--------------------------------------------------------------------------------
Net asset value, end of period    $ 8.09    $ 6.69   $ 9.10    $18.04   $15.79
--------------------------------------------------------------------------------
Total Return (%)^b                 20.93    (26.48)  (42.55)    25.49    35.29
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                         843       779    1,255     2,445    2,054
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                      1.13      1.00    1.04^c      1.00     1.05
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                      1.13      1.00    1.02^c       .99     1.05
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                         (.24)     (.33)    (.28)     (.44)    (.36)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           25        44       80        49       97
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b   Total return does not reflect the effect of any sales charges.

^c The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.02% and 1.02%, respectively.

Scudder Growth Fund -- Class B

--------------------------------------------------------------------------------
 Years Ended September 30,           2003     2002      2001     2000      1999
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of
period                            $ 5.91    $ 8.12   $16.50    $14.69   $11.03
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^a   (.07)     (.09)    (.15)     (.23)    (.21)
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                      1.26    (2.12)   (6.50)      3.80     3.93
--------------------------------------------------------------------------------
  Total from investment operations  1.19    (2.21)   (6.65)      3.57     3.72
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on
  investment transactions             --        --   (1.73)    (1.76)    (.06)
--------------------------------------------------------------------------------
Net asset value, end of period    $ 7.10    $ 5.91   $ 8.12    $16.50   $14.69
--------------------------------------------------------------------------------
Total Return (%)^b                 20.14    (27.22)  (43.19)    24.32    33.77
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                         105       116      228       504      479
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                      1.99      1.90    2.06^c      1.91     2.17
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                      1.99      1.90    2.06^c      1.90     2.17
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                        (1.10)    (1.23)   (1.33)    (1.35)   (1.48)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           25        44       80        49       97
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b   Total return does not reflect the effect of any sales charges.

^c The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.02% and 2.02%, respectively.

Scudder Growth Fund -- Class C

--------------------------------------------------------------------------------
 Years Ended September 30,           2003     2002      2001     2000      1999
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of
period                            $ 6.03    $ 8.27   $16.72    $14.87   $11.13
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^a    (.07)     (.09)    (.12)     (.23)    (.18)
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                      1.27    (2.15)   (6.60)      3.84     3.98
--------------------------------------------------------------------------------
  Total from investment operations  1.20    (2.24)   (6.72)      3.61     3.80
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on
  investment transactions            --        --   (1.73)    (1.76)    (.06)
--------------------------------------------------------------------------------
Net asset value, end of period    $ 7.23    $ 6.03   $ 8.27    $16.72   $14.87
--------------------------------------------------------------------------------
Total Return (%)^b                 19.90    (27.09)  (43.03)    24.30    34.19
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                          20        18       26        42       26
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                      1.97      1.86    1.87^c      1.90     1.90
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                      1.97      1.86    1.83^c      1.89     1.90
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                        (1.08)    (1.19)   (1.08)    (1.34)   (1.21)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           25        44       80        49       97
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b   Total return does not reflect the effect of any sales charges.

^c The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.83% and 1.83%, respectively.

Scudder Large Company Growth Fund -- Class A(a)

--------------------------------------------------------------------------------
 Years Ended July 31,                        2003      2002     2001     2000^b
--------------------------------------------------------------------------------
Selected per share data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $18.64   $27.15    $42.37   $33.27
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^c             (.07)    (.14)     (.11)    (.29)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investment transactions                  1.75   (8.37)    (14.08)    9.98
--------------------------------------------------------------------------------
  Total from investment operations            1.68   (8.51)    (14.19)    9.69
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                                  --       --    (1.03)    (.59)
--------------------------------------------------------------------------------
Net asset value, end of period              $20.32   $18.64    $27.15   $42.37
--------------------------------------------------------------------------------
Total Return (%)^d                            9.01   (31.34)   (33.95)  29.22**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)          41       44        68       58
--------------------------------------------------------------------------------
Ratio of expenses before expense              1.27     1.28     1.32^e   1.43^f*
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense               1.27     1.28     1.32^e   1.42^f*
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)    (.36)    (.57)     (.55)   (.74)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                     31       48        87       56
--------------------------------------------------------------------------------

^a   On December 29, 2000, Class R Shares were redesignated as Class A shares.

^b For the period from August 2, 1999 (commencement of Class R Shares) to July 31, 2000.

^c   Based on average shares outstanding during the period.

^d   Total return does not reflect the effect of any sales charges.

^e The ratios of operating expenses include a one-time reduction in reorganization expenses from fiscal 2000. The ratios before and after expense reductions were 1.34% and 1.34%, respectively.

^f The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.37% and 1.37%, respectively.

*    Annualized

**   Not annualized

Scudder Large Company Growth Fund -- Class B

--------------------------------------------------------------------------------
 Years Ended July 31,                                 2003     2002     2001^a
--------------------------------------------------------------------------------
Selected per share data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $18.42    $27.04   $33.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                      (.21)     (.31)    (.24)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                              1.70    (8.31)   (5.72)
--------------------------------------------------------------------------------
  Total from investment operations                     1.49    (8.62)   (5.96)
--------------------------------------------------------------------------------
Net asset value, end of period                       $19.91    $18.42   $27.04
--------------------------------------------------------------------------------
Total Return (%)^c                                     8.09    (31.88) (18.06)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    3         2        1
--------------------------------------------------------------------------------
Ratio of expenses (%)                                  2.07      2.08    2.13*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            (1.16)    (1.37)   (1.38)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                              31        48       87
--------------------------------------------------------------------------------

^a For the period from December 29, 2000 (commencement of sales of Class B shares) to July 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of any sales charges.

*    Annualized

**   Not annualized

Scudder Large Company Growth Fund -- Class C

--------------------------------------------------------------------------------
 Years Ended July 31,                                 2003     2002     2001^a
--------------------------------------------------------------------------------
Selected per share data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $18.43    $27.04   $33.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                      (.20)     (.30)    (.23)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                              1.71    (8.31)   (5.73)
--------------------------------------------------------------------------------
  Total from investment operations                     1.51    (8.61)   (5.96)
--------------------------------------------------------------------------------
Net asset value, end of period                       $19.94    $18.43   $27.04
--------------------------------------------------------------------------------
Total Return (%)^c                                     8.19    (31.84) (18.06)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    2         1        1
--------------------------------------------------------------------------------
Ratio of expenses (%)                                  2.04      2.06    2.10*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            (1.13)    (1.35)   (1.35)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                              31        48       87
--------------------------------------------------------------------------------

^a For the period from December 29, 2000 (commencement of sales of Class C shares) to July 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of any sales charges.

*    Annualized

**   Not annualized

Scudder Strategic Growth Fund -- Class A

Class A
--------------------------------------------------------------------------------
                                                                         2003^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                         (.01)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions      1.24
--------------------------------------------------------------------------------
  Total from investment operations                                        1.23
--------------------------------------------------------------------------------
Net asset value, end of period                                          $11.23
--------------------------------------------------------------------------------
Total Return (%)^c,^d                                                   12.30**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       4
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          4.58*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                           1.30*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (.25)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                51*
--------------------------------------------------------------------------------

^a For the period from March 31, 2003 (commencement of operations) to September 30, 2003.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

^d   Total return does not reflect the effect of sales charge.

*    Annualized

**   Not annualized

Scudder Strategic Growth Fund -- Class B

Class B
--------------------------------------------------------------------------------
                                                                         2003^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                         (.05)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions      1.25
--------------------------------------------------------------------------------
  Total from investment operations                                        1.20
--------------------------------------------------------------------------------
Net asset value, end of period                                          $11.20
--------------------------------------------------------------------------------
Total Return (%)^c,^d                                                   12.00**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       2
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          5.38*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                           1.95*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (.90)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                51*
--------------------------------------------------------------------------------

^a For the period from March 31, 2003 (commencement of operations) to September 30, 2003.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

^d   Total return does not reflect the effect of sales charge.

*    Annualized

**   Not annualized

Scudder Strategic Growth Fund -- Class C

Class C
--------------------------------------------------------------------------------
                                                                        2003^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                         (.05)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions      1.25
--------------------------------------------------------------------------------
  Total from investment operations                                        1.20
--------------------------------------------------------------------------------
Net asset value, end of period                                          $11.20
--------------------------------------------------------------------------------
Total Return (%)^c,^d                                                   12.00**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       2
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          5.34*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                           1.95*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (.90)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                51*
--------------------------------------------------------------------------------

^a For the period from March 31, 2003 (commencement of operations) to September 30, 2003.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

^d   Total return does not reflect the effect of sales charge.

*    Annualized

**   Not annualized

Scudder Top 50 US Fund -- Class A

--------------------------------------------------------------------------------
 Years Ended August 31,                2003     2002     2001     2000     1999
--------------------------------------------------------------------------------
Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period $10.22   $13.24   $22.34   $17.89   $12.62
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)        .01^a   (.02)^a    (.03)    (.10)    (.08)
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions     .73   (3.00)   (9.07)     4.55     5.35
--------------------------------------------------------------------------------
  Total from investment operations      .74   (3.02)   (9.10)     4.45     5.27
--------------------------------------------------------------------------------
Net asset value, end of period       $10.96   $10.22   $13.24   $22.34   $17.89
--------------------------------------------------------------------------------
Total Return (%)^b                     7.24   (22.81)  (40.73)   24.87    41.76
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period
($ thousands)                        11,680   14,703   16,027   10,784    3,370
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions, including expenses
allocated from the Top 50 US
Portfolio (%)                          2.58     2.53     3.09     4.81     5.71
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions, including expenses
allocated from the Top 50 US
Portfolio (%)                          1.15     1.15     1.15     1.31     1.50
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                              .13    (.15)    (.25)    (.65)    (.52)
--------------------------------------------------------------------------------
Portfolio turnover of Top 50 US
Portfolio                                50       51       31       68       58
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

Scudder Top 50 US Fund -- Class B

--------------------------------------------------------------------------------
 Years Ended August 31,                 2003     2002     2001    2000     1999
--------------------------------------------------------------------------------
Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $ 8.61   $11.24   $19.11  $15.44   $10.96
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)        (.03)^a   (.08)^a   (.15)   (.18)    (.12)
--------------------------------------------------------------------------------
  Net realized and unrealized gain       .60   (2.55)   (7.72)    3.85     4.60
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations       .57   (2.63)   (7.87)    3.67     4.48
--------------------------------------------------------------------------------
Net asset value, end of period        $ 9.18   $ 8.61   $11.24  $19.11   $15.44
--------------------------------------------------------------------------------
Total Return (%)^b                      6.62   (23.40)  (41.21)  23.77    40.88
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period              1,953    2,107    4,178   4,576    2,764
($ thousands)
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions, including expenses
allocated from the Top 50 US
Portfolio (%)                           3.33     3.29     3.83    5.55     6.83
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions, including expenses
allocated from the Top 50 US
Portfolio (%)                           1.90     1.90     1.90    2.09     2.25
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                             (.62)    (.90)   (1.01)  (1.42)   (1.30)
--------------------------------------------------------------------------------
Portfolio turnover of Top 50 US
Portfolio                                 50       51       31      68       58
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

Scudder Top 50 US Fund -- Class C

--------------------------------------------------------------------------------
 Years Ended August 31,              2003     2002      2001     2000    1999^a
--------------------------------------------------------------------------------
Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $ 9.40    $12.27   $20.86    $16.83   $12.50
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)    (.05)^b    (.10)^b    (.16)     (.17)    (.09)
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                       .67    (2.77)   (8.43)      4.20     4.42
--------------------------------------------------------------------------------
  Total from investment operations   .62    (2.87)   (8.59)      4.03     4.33
--------------------------------------------------------------------------------
Net asset value, end of period    $10.02    $ 9.40   $12.27    $20.86   $16.83
--------------------------------------------------------------------------------
Total Return (%)^c                  6.60    (23.39)  (41.18)    23.95   34.64**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period
($ thousands)                        456       269      487       280      136
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions, including expenses
allocated from the Top 50 US
Portfolio (%)                       3.33      3.29     3.74      5.53    7.15*
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions, including expenses
allocated from the Top 50 US
Portfolio (%)                       1.90      1.90     1.90      2.07    2.25*
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                         (.62)     (.90)    (.98)    (1.41)   (1.31)*
--------------------------------------------------------------------------------
Portfolio turnover of Top 50 US
Portfolio                             50        51       31        68       58
--------------------------------------------------------------------------------

^a For the period from September 2, 1998 (commencement of sales of Class C shares) to August 31, 1999.

^b   Based on average shares outstanding during the period.

^c Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

*    Annualized

**   Not annualized

How to Invest in the Funds

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.


You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class


This prospectus offers three share classes for each fund, except Scudder Capital Growth Fund and Scudder Large Company Growth Fund, which each also offer Class R shares in this prospectus. Each class has its own fees and expenses, offering you a choice of cost structures. Certain funds offer other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services through such features as sales commissions, service fees and/or distribution fees. Class R shares are only available to participants in certain retirement plans.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial advisor to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.


--------------------------------------------------------------------------------
Classes A, B, C and R features            Points to help you compare
--------------------------------------------------------------------------------
Class A

o Sales charges of up to 5.75%, charged   o Some investors may be able to reduce
  when you buy shares                       or eliminate their sales charges;
                                            see next page
o In most cases, no charges when you
  sell shares                             o Total annual operating expenses are
                                            lower than those for Class B or
o Up to 0.25% annual service or             Class C
  distribution fee as applicable
--------------------------------------------------------------------------------
Class B


o No charges when you buy shares          o The deferred sales charge rate falls
                                            to zero after six years
o Deferred sales charge declining from
  4.00%, charged when you sell shares     o Shares automatically convert to
  you bought within the last six years      Class A after six years, which means
                                            lower annual expenses going forward
o 0.75% annual distribution fee and
  0.25% annual shareholder servicing fee
        -------
--------------------------------------------------------------------------------
Class C

o Sales charge of 1.00%, charged when     o The deferred sales charge rate is
  you buy shares                            lower than Class B shares, but your
                                            shares never convert to Class A, so
o Deferred sales charge of 1.00%,           annual expenses remain higher
  charged when you sell shares you
  bought within the last year

o 0.75% annual distribution fee and
  0.25% annual shareholder servicing fee
        -------
--------------------------------------------------------------------------------
Class R

o No charges when you buy or sell shares  o Class R is only available to participants in certain retirement
o 0.25% annual distribution fee and         plans
  0.25% annual shareholder servicing fee
--------------------------------------------------------------------------------


Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, a fund's advisor may provide compensation to your financial advisor for distribution, administrative and promotional services.

Class A shares


Class A shares of Scudder Capital Growth Fund, Scudder Growth Fund,
Scudder Large Company Growth Fund and Scudder Strategic Growth Fund have a 12b-1 plan, under which a service fee of up to 0.25% is deducted from class assets each year. Class A shares of Scudder Top 50 US Fund also have a 12b-1 plan, under which a distribution fee of up to 0.25% is deducted from class assets each year. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


Class A shares have a sales charge that varies with the amount you invest:


---------------------------------------------------------------------
                             Front-end Sales      Front-end Sales
                              Charge as a %    Charge as a % of your
 Your investment           of offering price*      net investment
---------------------------------------------------------------------
 Up to $50,000                    5.75%               6.10%
---------------------------------------------------------------------
 $50,000-$99,999                   4.50                4.71
---------------------------------------------------------------------
 $100,000-$249,999                 3.50                3.63
---------------------------------------------------------------------
 $250,000-$499,999                 2.60                2.67
---------------------------------------------------------------------
 $500,000-$999,999                 2.00                2.04
---------------------------------------------------------------------
 $1 million or more        See below and next page
---------------------------------------------------------------------

*    The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:


o you plan to invest at least $50,000 over the next 24 months ("letter of intent")

o the amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $50,000 ("cumulative discount")

o you are investing a total of $50,000 or more in several funds at once ("combined purchases")


The point of these three features is to let you count investments made at other times and in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial advisor.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

You may be able to buy Class A shares without sales charges when you are:

o  reinvesting dividends or distributions

o  investing through certain workplace retirement plans

o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

o exchanging an investment in Class A shares of another fund for an investment in the fund unless the fund in which you are investing has a higher sales load, in which case you would be required to pay the difference


o a current or former director or trustee of the Deutsche or Scudder mutual funds

o an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker dealer authorized to sell shares of the funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them and a similar charge of 0.50% on shares you sell within the second year of owning them ("Large Order NAV Purchase Privilege"). This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

Class B shares


With Class B shares, you pay no up-front sales charges. Class B shares of Scudder Capital Growth Fund, Scudder Growth Fund, Scudder Large Company Growth Fund and Scudder Strategic Growth Fund have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Class B shares of Scudder Top 50 US Fund have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from class assets each year. Class B shares of Scudder Top 50 US Fund also deduct a 0.25% shareholder servicing fee from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.


Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

-----------------------------------------------------------
Year after you bought shares        CDSC on shares you sell
-----------------------------------------------------------

First year                                      4.00%
-----------------------------------------------------------
Second or third year                             3.00
-----------------------------------------------------------
Fourth or fifth year                             2.00
-----------------------------------------------------------
Sixth year                                       1.00
-----------------------------------------------------------
Seventh year and later                     None (automatic
                                     conversion to Class A)
-----------------------------------------------------------


This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

Class C shares


Class C shares of Scudder Capital Growth Fund, Scudder Growth Fund, Scudder Large Company Growth Fund and Scudder Strategic Growth Fund have a 12b-1 plan under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Class C shares of Scudder Top 50 US Fund have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from class assets each year. Class C shares of Scudder Top 50 US Fund also deduct a 0.25% shareholder servicing fee from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).


Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.


Class C shares have an up-front sales charge of 1.00%.

---------------------------------------------------------------------
     Front-end Sales Charge as a       Front-end Sales Charge as a
         % of offering price*            % of your net investment
---------------------------------------------------------------------
                1.00%                              1.01%
---------------------------------------------------------------------


* The offering price includes the sales charge.

You may be able to buy Class C shares without an up-front sales charge when you purchase Class C shares in connection with the following types of transactions:

o Additional purchases of Class C shares made in an existing account and in the same fund(s) by existing Class C shareowners as of January 31, 2003;

o Exchanges of Class C shares made in an existing account by current Class C shareowners as of January 31, 2003;

o Purchases of Class C shares through certain omnibus accounts which have entered into an agreement with the advisor and/or the distributor;


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren't certain of their investment time horizon.

o Purchases of Class C shares through certain retirement plans which have entered into an agreement with the advisor and/or the distributor; and

o Purchases of Class C shares through certain broker-dealers which have entered into an agreement with the advisor and/or the distributor.

Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible for a sales charge waiver.


Class C shares have a CDSC, but only on shares you sell within one year of buying them:

--------------------------------------------------------
Year after you bought shares     CDSC on shares you sell
--------------------------------------------------------
First year                                1.00%
--------------------------------------------------------
Second year and later                      None
--------------------------------------------------------


This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

Because Class C shares have an up-front sales charge and higher annual expenses, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

Class R shares

Class R shares have no initial sales charges or deferred sales charges. Class R shares have a 12b-1 plan, under which each year a distribution fee of 0.25% and a shareholder servicing fee of up to 0.25% are deducted from class assets. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Eligibility requirements

You may buy Class R shares if you are a participant in any of the following types of employer-sponsored plans that offer Class R shares of the fund:

o    All section 401(a) and 457 plans

o    Certain section 403(b)(7) plans

o    401(k), profit sharing, money purchase pension and defined benefit plans

o    Non-qualified deferred compensation plans

How to Buy Class A, B and C Shares


Once you've chosen a share class, use these instructions to make investments.

--------------------------------------------------------------------------------
First investment                          Additional investments
--------------------------------------------------------------------------------
$1,000 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$500 or more for IRAs
                                          $50 or more with an Automatic
                                          Investment Plan
--------------------------------------------------------------------------------


Through a financial advisor

o Contact your advisor using the method   o Contact your advisor using the
  that's most convenient for you            method that's most convenient for
                                            you

--------------------------------------------------------------------------------
By mail or express mail (see below)

o Fill out and sign an application        o Send a check made out to "Scudder
                                            Funds" and a Scudder investment slip
o Send it to us at the appropriate          to us at the appropriate address
  address, along with an investment check   below

                                          o If you don't have an investment
                                            slip, simply include a letter with
                                            your name, account number, the full
                                            name of the fund and the share class
                                            and your investment instructions
--------------------------------------------------------------------------------
By wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------

By phone

Not available                             o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
With an automatic investment plan

Not available                             o To set up regular investments from a
                                            bank checking account, call
                                            (800) 621-1048
--------------------------------------------------------------------------------
On the Internet

Not available                             o Call (800) 621-1048 to establish
                                            Internet access

                                          o Go to www.scudder.com and register

                                          o Follow the instructions for buying
                                            shares with money from your bank
                                            account

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Regular mail:
First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:
Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 821-6234 (for exchanging and selling only)

How to Exchange or Sell Class A, B and C Shares


Use these instructions to exchange or sell shares in your account.

--------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
--------------------------------------------------------------------------------
$1,000 or more to open a new account      Some transactions, including most for
($500 for IRAs)                           over $100,000, can only be ordered in
                                          writing with a signature guarantee; if
$50 or more for exchanges between         you're in doubt, see page 71
existing accounts
--------------------------------------------------------------------------------

Through a financial advisor

o Contact your advisor by the method      o Contact your advisor by the method
  that's most convenient for you            that's most convenient for you

--------------------------------------------------------------------------------
By phone or wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Write a letter that includes:             Write a letter that includes:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your account o a daytime telephone number

o a daytime telephone number
--------------------------------------------------------------------------------


With an automatic exchange plan

o To set up regular exchanges from a      Not available
  fund account, call (800) 621-1048
--------------------------------------------------------------------------------
With an automatic withdrawal plan

Not available                             o To set up regular cash payments from
                                            a fund account, call (800) 621-1048
--------------------------------------------------------------------------------
On the Internet

o Call (800) 621-1048 to establish        o Call (800) 621-1048 to establish
  Internet access                           Internet access

o Go to www.scudder.com and log in        o Go to www.scudder.com and log in

o Follow the instructions for making      o Follow the instructions for making
  on-line exchanges                         on-line redemptions

--------------------------------------------------------------------------------

How to Buy or Sell Class R Shares

If your plan sponsor has selected Class R shares as an investment option, you may buy Class R shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to enter and pay for your order. Financial representatives include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the funds. Financial advisors may charge additional fees to investors for those services not otherwise included in their sub-distribution or servicing agreement, such as cash management or special trust or retirement investment reporting. The funds' advisor or administrator may provide compensation to financial advisors for distribution, administrative and promotional services.

There are no minimum investments with respect to Class R shares.

Instructions for buying and selling shares must generally be submitted by your employer-sponsored plan, not by plan participants for whose benefit the shares are held. Please contact your financial advisor for information on how to open a fund account.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.


If you are investing through an investment provider or through a retirement plan, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge fees separate from those charged by a fund.

In either case, keep in mind that the information in this prospectus applies only to each fund's Class A, Class B, Class C and, as applicable, Class R shares. Certain funds have other share classes, which are described in separate prospectuses and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.


Policies about transactions


Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.


The Scudder Web site can be a valuable resource for shareholders with Internet access. For Class A, B or C shares, go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each fund then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Ordinarily, your investment will start to accrue dividends the next business day after your purchase is processed. When selling shares, you'll generally receive the dividend for the day on which your shares were sold.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

IRA Rollovers. You may complete a direct rollover from an employer-sponsored plan offering Class R shares to an IRA account by reinvesting up to the full amount of your distribution in Class A shares of any Scudder Fund at net asset value. Subsequent purchases of Class A shares will be made at the public offering price as described in the prospectus for Class A shares. Please note that if you terminate your participation in an employer-sponsored plan and transfer all of your Class R shares, you will lose the privilege of purchasing Class R shares in the future. Rollovers to a Scudder Class R share IRA are not permitted.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.


QuickBuy/QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House
(ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up
QuickBuy/QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.


Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler's checks, starter checks, money orders, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies. The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.


When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.


We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.


When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares (less any initial sales charge) or what you are selling them for -- whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another fund don't affect CDSCs. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.


There are certain cases in which you may be exempt from a CDSC. Among others, these include:

o  the death or disability of an account owner (including a joint owner)

o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

o  withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans


o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors, Inc., the fund's distributor, that the dealer waives the applicable commission


o for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares. You may obtain additional information about other ways to sell your shares by contacting your investment provider.

How the funds calculate share price


To calculate net asset value per share or NAV, each share class uses the following equation:


                   TOTAL ASSETS - TOTAL LIABILITIES
                  ----------------------------------        = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING



The price at which you buy shares is the NAV, although for Class A and Class C shares it will be adjusted to allow for any applicable sales charges (see "Choosing a Share Class").

The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board which are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information.

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don't price their shares.

Other rights we reserve

You should be aware that we may do any of the following:

o    withdraw or suspend the offering of shares at any time


o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

o for Class A, B and C shares, close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice so you can either increase your balance or close your account (these policies don't apply to most retirement accounts, if you have an automatic investment plan, to investors with $100,000 or more in Scudder fund shares or in any case, where a fall in share price created the low balance)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund's investment minimums at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.


Each fund intends to pay dividends and distributions to its shareholders annually in December and, if necessary, may do so at other times as well.

For federal income tax purposes, income and capital gains distributions are generally taxable. Dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without applicable sales charges. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For Class R shares and retirement plans, reinvestment (at NAV) is the only option.

Buying and selling fund shares will usually have tax consequences for you (except for Class R shares or in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of a fund's earnings you receive and your own fund transactions generally depends on their type:

----------------------------------------------------------------
Generally taxed at capital         Generally taxed at ordinary
gain rates:                        income rates:
----------------------------------------------------------------
Distributions from the fund

o gains from the sale of           o gains from the sale of
  securities held by the fund for    securities held by the fund
  more than one year                 for one year or less

o qualified dividend income        o all other taxable income
----------------------------------------------------------------
Transactions involving fund shares

o gains from selling fund shares   o gains from selling fund
  held for more than one year        shares held for one year or
                                     less
----------------------------------------------------------------

Any investments in foreign securities may be subject to foreign withholding taxes. In that case, each fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate each fund's recognition of ordinary income and may affect the timing or amount of each fund's distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by each fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, each fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each fund's shares.

For taxable years beginning on or before December 31, 2008, long- term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund pays the dividend. In tax-advantaged retirement accounts you don't need to worry about this.


Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

For More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Investments                   SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza             Public Reference Section
Chicago, IL 60606-5808                Washington, D.C. 20549-0102
www.scudder.com                       www.sec.gov
(800) 621-1048                        (202) 942-8090

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
                                      SEC File Numbers:

                                      Scudder Capital Growth Fund 811-43
Scudder Investments                   Scudder Growth Fund 811-1365
                                      Scudder Large Company Growth Fund 811-43
A Member of                           Scudder Strategic Growth Fund 811-1365
Deutsche Asset Management  [LOGO]     Scudder Top 50 US Fund 811-8227

                       STATEMENT OF ADDITIONAL INFORMATION


                                                                December 1, 2003

SCUDDER INVESTORS FUNDS, INC.

         Scudder Top 50 US Fund (formerly Flag Investors Top 50 US)


Scudder Investors Funds, Inc. (formerly, Flag Investors Funds, Inc.) (the "Corporation") is an open-end, management investment company that offers investors a selection of investment portfolios, each having separate and distinct investment objectives and policies. This Statement of Additional Information ("SAI") provides supplementary information pertaining to Top 50 US Fund (the "Fund"), which is a portfolio of the Corporation. The legal name of the Fund is Top 50 US Fund, but the Fund is also known as Scudder Top 50 US Fund.

Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund seeks to achieve its investment objectives through a master-feeder investment fund structure, by investing all of its investable assets in Top 50 US Portfolio (the "Portfolio"), a series of the Scudder Investors Portfolios Trust. The Portfolio is a non-diversified open-end management investment company having the same investment objectives as the Fund.

The Fund's Prospectus dated December 1, 2003 (the "Prospectus"), as it may be amended, revised or supplemented from time to time, provides the basic information investors should know before investing. This SAI, which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Fund and the Portfolio and should be read only in conjunction with the Prospectus. You may request a copy of the Prospectus or a copy of this SAI, free of charge by written request at the address, or by calling the telephone number, listed below. This SAI is not an offer of the Fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Fund's Prospectus. The financial statements for the Fund for the fiscal year ended August 31, 2003 (audited), are incorporated herein by reference to the Annual Report to shareholders for the Fund and the Portfolio dated August 31, 2003. Copies of the Fund's Semi-Annual and Annual Reports may be obtained without charge by written request at the address, or by calling the telephone number, listed below.


                           Scudder Distributors, Inc.
                            222 South Riverside Plaza
                                Chicago, IL 60606
                            TOLL-FREE 1-800-621-1048

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


GENERAL INFORMATION AND HISTORY...............................................1

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS..............................1

PORTFOLIO TURNOVER...........................................................31

WHAT DO SHARES COST?.........................................................32

HOW IS THE FUND SOLD?........................................................34

DISTRIBUTION AND SERVICES PLANS..............................................45

ACCOUNT AND SHARE INFORMATION................................................46

TAX INFORMATION..............................................................49

WHO MANAGES AND PROVIDES SERVICES TO THE FUND?...............................53

PROXY VOTING GUIDELINES......................................................70

BROKERAGE TRANSACTIONS.......................................................71

ADMINISTRATOR................................................................73

CUSTODIAN AND FUND ACCOUNTANT................................................73

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT.................................74

INDEPENDENT ACCOUNTANTS......................................................74

LEGAL COUNSEL................................................................75

FINANCIAL INFORMATION........................................................80

ADDITIONAL INFORMATION.......................................................81

APPENDIX A...................................................................82

APPENDIX B...................................................................85

                         GENERAL INFORMATION AND HISTORY


Scudder Investors Funds, Inc., formerly Flag Investors Funds, Inc. (the "Corporation") is an open-end management investment company. The Corporation is currently comprised of three portfolios, one of which is the Top 50 US Fund (the "Fund"). Prior to March 15, 2001, the Corporation was known as Flag Investors Funds, Inc. Prior to January 18, 2000, the Corporation was known as Deutsche Funds, Inc. Prior to May 5, 1998, the Corporation was known as Deutsche Family of Funds, Inc. On August 19, 2002, the Deutsche Asset Management funds were combined with the Scudder family of funds under the Scudder Investments brand. This change did not affect the operations of the Fund, but resulted in modifications to the presentation of the Fund's prospectus, periodic reports and other publications on behalf of the Fund.

Scudder Investors Portfolios Trust ("Portfolios Trust") (known as Deutsche Investors Portfolios Trust prior to May 18, 2003, known as Flag Investors Portfolios Trust prior to May 7, 2001 and prior to January 18, 2000 known as Deutsche Portfolios) is an open-end, management investment company that is organized as a trust under the laws of the State of New York. Portfolios Trust is currently comprised of two portfolios one of which, the Top 50 US Portfolio, is the master fund in which the Fund invests all of its investable assets.


Important information concerning the Corporation and the Fund is included in the Fund's Prospectus, which may be obtained without charge from the Fund's distributor (the "Distributor") or from Participating Dealers that offer Class A, Class B and Class C Shares (collectively, the "Shares") to prospective investors. The Prospectus may also be obtained from Shareholder Service Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectus and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement for the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

The Corporation was incorporated under the laws of the State of Maryland on May 22, 1997. The Corporation filed a registration statement with the SEC registering itself as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its Shares under the Securities Act of 1933, as amended (the "1933 Act"). The Fund is registered with the SEC as an open-end, non-diversified management investment company.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives

The following is a description of the  Portfolio's  investment  objectives.  The
Portfolio's investment objectives and the investment objectives of the corresponding feeder Fund are the same. There can, of course, be no assurance that the Portfolio will achieve its investment objectives.

The investment objectives of the Portfolio are to seek high capital appreciation and, as a secondary objective, reasonable dividend income.

Investment Policies


The Fund seeks to achieve its investment objectives by investing substantially all of its assets in the Portfolio, which has the same investment objectives as the Fund. The principal investment strategies of the Portfolio and the Fund, and the risks associated with these strategies, are described in the Fund's prospectus. Additional information is provided below. The Fund may withdraw its investments from the Portfolio at any time the Board of Directors of the Corporation determines that it is in the best interest of the Fund to do so. The investment characteristics of the Fund will correspond directly to those of the Portfolio. Any percentage limitation on the Portfolio's ability to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as


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discussed below. The Portfolio is not obligated to pursue any of these temporary defensive strategies and does not represent that these techniques are available now or will be available at any time in the future.


Securities in which the Portfolio Invests

Because the Fund and the Portfolio have the same investment objectives, policies and restrictions, discussions about the Fund and its acceptable investments also pertain to the Portfolio and its acceptable investments. Following is a table that indicates which types of securities are:



o   P = PRINCIPAL investments of the Fund and the Portfolio (bolded in chart);

o A = ACCEPTABLE (but not principal) investments of the Fund and the Portfolio; or

o   N = NOT AN ACCEPTABLE investment of the Fund and the Portfolio


------------------------------------------------------ ---------------------
                                                           Top 50 US Fund
------------------------------------------------------ ---------------------
Equity Securities                                               P
------------------------------------------------------ ---------------------
   Common Stocks                                                P
------------------------------------------------------ ---------------------
   Warrants                                                     A
------------------------------------------------------ ---------------------
   Preferred Stocks                                             P
------------------------------------------------------ ---------------------
   Convertible Securities                                       A
------------------------------------------------------ ---------------------
   Participation Certificates                                   A
------------------------------------------------------ ---------------------
   Real Estate Investment Trusts                                A
------------------------------------------------------ ---------------------
   Initial Public Offerings ("IPOs")                            A
------------------------------------------------------ ---------------------
Fixed Income Securities                                         A
------------------------------------------------------ ---------------------
   Corporate Debt Securities                                    A
------------------------------------------------------ ---------------------
   Treasury Securities                                          A
------------------------------------------------------ ---------------------
   Agency Securities                                            A
------------------------------------------------------ ---------------------
   Variable Rate Securities                                     A
------------------------------------------------------ ---------------------
   Demand Instruments                                           A
------------------------------------------------------ ---------------------
   Insurance Contracts                                          A
------------------------------------------------------ ---------------------
   Zero Coupon Securities                                       A
------------------------------------------------------ ---------------------
Short-Term Instruments                                          A
------------------------------------------------------ ---------------------
   Commercial Paper                                             A
------------------------------------------------------ ---------------------
   Bank Instruments                                             A
------------------------------------------------------ ---------------------
   Repurchase Agreements                                        A
------------------------------------------------------ ---------------------
   Reverse Repurchase Agreements                                A
------------------------------------------------------ ---------------------
   Taxable Municipal Securities                                 N
------------------------------------------------------ ---------------------
Derivative Contracts                                            A
------------------------------------------------------ ---------------------
   Options                                                      A
------------------------------------------------------ ---------------------
   Options on Securities Indices                                A
------------------------------------------------------ ---------------------
   Options in Foreign Securities Indices                        N
------------------------------------------------------ ---------------------
   Futures Contracts                                            A
------------------------------------------------------ ---------------------
   Futures Contracts on Securities Indices                      A
------------------------------------------------------ ---------------------
   Options on Futures Contracts                                 A
------------------------------------------------------ ---------------------
   Warrants on Futures Contracts                                A
------------------------------------------------------ ---------------------
   Swap Agreements                                              A
------------------------------------------------------ ---------------------
   Interest Rate Swaps                                          A
------------------------------------------------------ ---------------------
   Caps and Floors                                              A
------------------------------------------------------ ---------------------
   Total Return Swaps                                           A
------------------------------------------------------ ---------------------


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------------------------------------------------------ ---------------------
                                                           Top 50 US Fund
------------------------------------------------------ ---------------------
Mortgage-Backed Securities                                      A
------------------------------------------------------ ---------------------
   Sequential CMOs                                              A
------------------------------------------------------ ---------------------
   PACs, TACs and Companion Classes                             A
------------------------------------------------------ ---------------------
   Ios and Pos                                                  A
------------------------------------------------------ ---------------------
   Floaters and Inverse Floaters                                A
------------------------------------------------------ ---------------------
   Z Classes and Residual Classes                               A
------------------------------------------------------ ---------------------
Asset-Backed Securities                                         A
------------------------------------------------------ ---------------------
Securities of Non-US Based Issuers                              N
------------------------------------------------------ ---------------------
  Foreign Government Debt Securities                            N
------------------------------------------------------ ---------------------
  Brady Bonds                                                   N
------------------------------------------------------ ---------------------

  ADRs                                                          A

------------------------------------------------------ ---------------------
Other Investments
------------------------------------------------------ ---------------------
   To Be Announced Securities ("TBA")                           A
------------------------------------------------------ ---------------------
   Special Transactions                                         A
------------------------------------------------------ ---------------------
   When-Issued and Delayed Delivery Securities                  A
------------------------------------------------------ ---------------------
   Securities Lending                                           A
------------------------------------------------------ ---------------------
   Borrowing                                                    A
------------------------------------------------------ ---------------------
   Listed Securities                                            A
------------------------------------------------------ ---------------------
   Unlisted Securities                                          A
------------------------------------------------------ ---------------------

Equity Securities


The Portfolio underlying the Fund invests at least 80% of its assets in the equity securities of domestic issuers to the extent consistent with its investment objectives and policies. The Portfolio invests primarily in companies that are located or headquartered in the US but that may also conduct a substantial part of their business outside the US. Top 50 US may also invest in ADRs or shares of foreign issuers traded on US exchanges. As used herein, "equity securities" include common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock), and any other instrument commonly viewed as an equity security.


Common Stock

Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices can fluctuate significantly based on changes in a company's financial condition as well as changes in overall market and economic conditions. This affects the value of the shares of the Portfolio, and thus the value of your investment. Smaller companies are especially sensitive to these factors.

Warrants

         The Portfolio underlying the Fund may purchase warrants in value of up to 10% of the Portfolio's net assets. Warrants are securities that give the Portfolio the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus, is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.



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

         While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves the risk that the Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The value of the warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in the interest rates or dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, market factors, or any combination thereof. Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights to the assets of the issuing company.

Preferred Stocks

         Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally in receiving dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to debt securities. Dividends on preferred stocks may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stock shareholders. Because of this preference, preferred stocks generally entail less risk than common stocks but more risk than fixed income securities. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

         Preferred stocks are generally subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of an issuer can cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch, Inc. ("Fitch") although there is no minimum rating which a preferred stock must have to be an eligible instrument of the Portfolio. Generally, however, the preferred stocks in which the Portfolio invests will be rated at least CCC by S&P, Caa by Moody's or CCC by Fitch, or, if unrated, of comparable quality in the opinion of the Portfolio's investment advisor or sub-advisor (the "Advisors"). Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among rated securities between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's ratings with respect to preferred stocks do not purport to indicate the future status of payment of dividends.


Convertible Securities


         A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, they are generally higher in yield than in the income derived from a common stock but lower in yield than that afforded by a non-convertible debt security. A convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock to which it is convertible.

         The conversion option allows the Portfolio to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Portfolio may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Portfolio could realize an additional $2 per share by converting their fixed income securities. Convertible securities have lower yields than comparable fixed income securities.


         The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claim on assets and earnings are subordinated to the claims of all creditors and senior to the claims of common shareholders.

         In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Participation Certificates

         Certain companies have issued participation certificates which entitle the holder to participate only in dividend distributions, generally at rates above those declared on the issuers' common stock, but not to vote, nor usually to any claim for assets in liquidation. Participation certificates trade like common stock on their respective stock exchanges. Such securities may have higher yields, but they may be less liquid than common stock. The Advisors believe that certain participation certificates have potential for long-term appreciation, depending on their price relative to that of the issuer's equity securities (if publicly traded) and other criteria.

Real Estate Investment Trusts (REITS)


         REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are not subject to federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

         Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Internal Revenue Code requires), and are subject to the risks of financing projects. REITS are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemptions from the 1940 Act. REITs are also subject to interest rate risks.


Initial Public Offerings (IPOs)


         The Portfolio may invest in IPOs. IPOs may be very volatile, rising and falling rapidly based on, among other reasons, investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance effect on a fund with a small asset base. A fund may not experience a similar impact on its performance as its assets grow, as it is unlikely that a fund will be able to obtain proportionately larger IPO allocations.


Fixed Income Securities


The  Portfolio  may invest in a broad range of domestic and foreign fixed income
(debt) securities. Although not a principal investment strategy, the Portfolio is able to invest up to 20% of its net assets in investment grade fixed income securities (excluding bank deposits and money market instruments). The fixed income securities in which the Portfolio invests must be rated investment grade (in one of the four highest rating categories) by one or more nationally recognized statistical ratings organizations ("NRSROs") or be of comparable quality to securities having such ratings, as determined by the Advisors.


Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

The value of fixed income securities in the Portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.


In periods of declining interest rates, the yield (the income generated over a stated period of time) of the fixed income securities in which the Portfolio may invest may tend to be higher than prevailing market rates. In periods of rising interest rates, the yield may tend to be lower. Also, when interest rates are falling, the inflow of net new money to the Portfolio will likely be invested in portfolio instruments producing lower yields than the balance of the Portfolio's fixed income investments. In periods of rising interest rates, the opposite can be true. To the extent the Portfolio invests in fixed income securities, the net asset value of the Portfolio can generally be expected to change as general levels of interest rates fluctuate.


Fixed Income Security Risk


         Fixed income securities generally expose the Portfolio to five types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Portfolio's income due to the falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Portfolio); (4) prepayment risk or call risk (the likelihood that, during a period of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring the Portfolio to invest the proceeds at the generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase slower than expected, principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security's duration and reducing the value of the security).


Corporate Debt Securities

         The Portfolio may invest in corporate debt securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Portfolio may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

         In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.

US  Government   Securities   (Including  US  Treasury   Securities  and  Agency
Securities)


         The Portfolio may invest its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities which are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the US Postal Service and the Resolution Funding Corporation (REFCORP), each of which has a limited right to borrow from the US Treasury to meet its obligations, and securities of the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae), the obligations of each of which may be satisfied only by the individual credit of the issuing agency. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass-through obligations of the Government National Mortgage Association
        (GNMA), the Farmers Home Administration and the Export-Import Bank.


Variable Rate Securities

         The Portfolio may invest in long-term maturity securities which are subject to frequently available put option or tender option features under which the holder may put the security back to the issuer or its agent at a predetermined price (generally par) after giving specified notice. The interest rate on a variable rate security changes at intervals according to an index or a formula or other standard measurement as stated in the bond contract. One common method is to calculate the interest rate as a percentage of the rate paid on selected issues of Treasury securities on specified dates. The put option or tender option right is typically available to the investor on a weekly or monthly basis although on some demand securities the investor has a daily right to exercise the put option. Variable rate securities with the put option exercisable on dates on which the variable rate changes are often called "variable rate demand notes."

         The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Portfolio could suffer a loss if the issuer defaults or during periods in which the Portfolio is not entitled to exercise its demand rights. Variable and floating rate instruments held by the Portfolio will be subject to the Portfolio's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Portfolio may not demand payment of the principal amount of such instruments within seven days.

Demand Instruments

         Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Portfolio treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Insurance Contracts

         Insurance contracts include guaranteed investment contracts, funding agreements and annuities. The Portfolio treats these contracts as fixed income securities.

Zero Coupon Securities and Deferred Interest Bonds

         Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturities but that pay interest periodically.

         While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

        The Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations. See the section entitled "Tax Information."

Short-Term Instruments

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by "S&P" or Aa or higher by "Moody's" or, if unrated, deemed to be of comparable quality in the opinion of the Advisors; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (5) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's; outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisors. The Portfolio may invest in bank deposits and money market instruments maturing in less than 12 months.



The Portfolio may also invest in separately traded principal and interest components of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the US Government. STRIPS are sold as zero coupon securities. See the section entitled "Zero Coupon Securities and Deferred Interest Bonds."

When in the opinion of the Advisors it is necessary to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the Portfolio's assets may be invested in such short-term instruments. However, the Portfolio may only temporarily invest up to 49% of its net assets in bank deposits and money market instruments. Under normal circumstances the Portfolio may purchase bank deposits and money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions. When the Portfolio experiences large cash inflows, for example, through the sale of securities and attractive investments are unavailable in sufficient quantities, the Portfolio may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments.

The Portfolio may engage in short-term trading, and to the extent it does so it may realize short-term capital gains or losses and incur increased transaction costs.

Commercial Paper


         The Portfolio may invest its assets in commercial paper including variable rate demand master notes issued by US corporations or non-US corporations which are direct parents or subsidiaries of US corporations. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a US commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand. At the date of investment, commercial paper must be rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) NRSROs (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees. Any commercial paper issued by a non-US corporation must be US dollar-denominated and not subject to non-

        US withholding tax at the time of purchase. Aggregate investments in non-US commercial paper of non-US issuers cannot exceed 10% of the Portfolio's net assets. Since the Portfolio may contain commercial paper issued by non-US corporations, it may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of US issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-US deposits, less liquidity and more volatility in non-US securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Portfolio. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. There may be less publicly available information about a non-US issuer, and non-US issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to US issuers.


Bank Instruments

         The Portfolio may invest its assets in US dollar-denominated negotiable certificates of deposit, fixed time deposits and bankers' acceptances of banks, savings associations and savings banks organized under the laws of the United States or any state thereof, including obligations of non-US branches of such banks, or of non-US banks or their US or non-US branches, provided that in each case, such bank has more than $500 million in total assets, and has an outstanding short-term debt issue rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) NRSROs (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees.


         There is no additional percentage limitation with respect to investments in negotiable certificates of deposit, fixed time deposits and bankers' acceptances of US branches of US banks and US branches of non-US banks that are subject to the same regulation as US banks. Since the Portfolio may contain US dollar-denominated certificates of deposit, fixed time deposits and bankers' acceptances that are issued by non-US banks and their non-US branches, the Portfolio may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of US issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-US deposits, less liquidity and more volatility in non-US securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Portfolio. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. Issuers of non-US bank obligations may be subject to less stringent or different regulations than US bank issuers, there may be less publicly available information about a non-US issuer, and non-US issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to US issuers. Income earned or received by the Portfolio from sources within countries other than the United States may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by the Portfolio would reduce its net income available for distribution to investors (i.e., the Fund and other investors in the Portfolio). While early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of the Portfolio are not invested in obligations of the Advisors, the Distributor, or in the obligations of the affiliates of any such organization. Assets of the Portfolio are also not invested in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the Portfolio's net assets would be invested in such deposits.


Repurchase Agreements

         Repurchase agreements may be entered into for the Portfolio only with a "primary dealer" (as designated by the Federal Reserve Bank) in US government securities. This is an agreement in which the seller (the "Lender") of a security agrees to repurchase from the Portfolio the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Portfolio are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of the Portfolio invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Portfolio always receives as collateral securities which are issued or guaranteed by the US government, its agencies or instrumentalities. Collateral is marked to market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Portfolio in each agreement along with accrued interest. Payment for such securities is made for the Portfolio only upon physical delivery or evidence of book-entry transfer to the account of the Portfolio's Custodian. If the Lender defaults, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Portfolio may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Portfolio if, as a result, more than 10% of the Portfolio's net assets would be invested in such repurchase agreements together with any other investment for which market quotations are not readily available.

Reverse Repurchase Agreements


         Reverse repurchase agreements may be entered into for the Portfolio only with a "primary dealer" (as designated by the Federal Reserve
         Bank) in US government securities. This is an agreement in which the Portfolio agrees to repurchase securities sold by them at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Portfolio. Proceeds of borrowings under reverse repurchase agreements are available for investment and other purposes for the Portfolio. Such purposes may involve the speculative factor known as "leverage." If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Portfolio as well as the value of securities purchased with the proceeds will decline. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement is not entered into for the Portfolio if, as a result, more than one- third of the market value of the Portfolio's total assets, less liabilities other than the obligations created by reverse repurchase agreements, is invested in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Portfolio's obligations created by reverse repurchase agreements is reduced within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe. A segregated account with the custodian is established and maintained for the Portfolio with liquid assets in an amount at least equal to the Portfolio's purchase obligations under their reverse repurchase agreements. Such a segregated account consists of liquid, high grade debt securities marked to market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.


Derivative Securities

The Portfolio may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. For example, the Portfolio may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Portfolio from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Portfolio will limit the leverage created by its use of derivatives for investment purposes by "covering" such positions as required by the SEC. The Advisors may use derivatives for hedging and risk management purposes and in circumstances where the Advisors believe they offer an economical means of gaining exposure to a particular asset class. Derivatives will not be used to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Portfolio. The use of derivatives for non-hedging purposes may be considered speculative.

The Portfolio's investment in options, futures or forward contracts, and similar strategies depend on the Advisors' judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Advisors apply a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower the Portfolio's return. The Portfolio could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and these exchanges may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.


Many derivative contracts are traded on securities or commodities exchanges. Most derivative contracts bought and sold by the Portfolio must be admitted to official listing on a recognized futures or securities exchange and the securities underlying the derivative contracts must be within the applicable investment objectives and policies of the Portfolio. These exchanges set all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts (marked to market). This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts. Contracts may also be purchased or sold by securities dealers that meet certain creditworthiness standards (over-the-counter options). These options place greater reliance on the dealer to fulfill the terms of the options, and therefore entail greater risk to the Portfolio.


Transactions in options, futures contracts, options on futures contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets.

Options on Securities

         The Portfolio may purchase and write (sell) put and call options on stocks. Options are rights, but not obligations, to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying stock at the exercise price at any time during the option period.


         The Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options it has written.


         For purposes of SEC requirements, a call option written by the Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Portfolio in cash or liquid securities.

         When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

         For purposes of SEC requirements, a put option written by the Portfolio is "covered" when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When the Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.


         The Portfolio may terminate its obligation as a writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Portfolio will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio may enter into a "closing sale transaction" which involves liquidating the Portfolio's position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.


         When the Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on the Portfolio's books.

         The Portfolio may also purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.


         The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolios ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held by the Portfolio at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of securities held by the Portfolio. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities that the Portfolio does not own. The

        Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.


         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

         All options purchased or sold by the Portfolio will be traded on a securities exchange or, will be purchased or sold by securities dealers (in the case of over-the-counter, or "OTC," options) that meet creditworthiness standards approved by the Portfolio Trust's Board of Trustees. In the case of OTC options, the Portfolio relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Portfolio purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

         The staff of the SEC has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, the Portfolio may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that the Portfolio may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         The strike prices of the securities options, together with the strike prices of the securities that underlie other securities options already purchased or granted for the account of the Portfolio, may not exceed 20% of the net assets of the Portfolio. Options on securities may be purchased or granted to a third party only to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already purchased by or granted for the account of the Portfolio, does not exceed 10% of the net assets of the Portfolio. Options on securities may be written
         (sold) only to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already written for the account of the Portfolio, does not exceed 2% of the net assets of the Portfolio. When an option transaction is offset by a back- to-back transaction (e.g., where the Portfolio writes a put option on a security and purchases a put option on the same security having the same expiration date), these two transactions will not be counted for purposes of the limits set forth in this paragraph.

Options on Securities Indices

         The Portfolio may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

         Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and
         (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

         As discussed in "Options on Securities," the Portfolio would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

         As discussed in "Options on Securities," the Portfolio would normally purchase put options in anticipation of a decline in the market value of the relevant index ("protective puts"). The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. The Portfolio would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

         Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolio of options on stock indices will be subject to the Advisors' ability to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

         Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolio generally will purchase or write such an option only if the Advisors believe the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Advisors believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities. Price movements in the Portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisors may be forced to liquidate portfolio securities to meet settlement obligations. The Portfolio's activities in index options may also be restricted by the requirements of the
         Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company.

         In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Futures Contracts and Options on Futures Contracts

         The Portfolio may enter into futures contracts on securities, securities indices and interest rates for hedging or money management purposes. The Portfolio may also purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC"). These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right (but not the obligation), in return for the premium paid, to assume a position in a futures contract.


         The Portfolio may enter into futures contracts and options on futures contracts on securities and securities indices both to manage its exposure to changing interest rates and security prices and as an efficient means of managing allocations between asset classes.


         The successful use of futures contracts and options thereon draws upon the Advisors' skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in the Portfolio. Successful use of futures or options contracts is further dependent on the Advisors' ability to correctly predict movements in the securities markets and no assurance can be given that their judgment will be correct.

Futures Contracts

         Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset.

         At the same time a futures contract is entered into, the Portfolio must allocate cash or liquid securities as a deposit payment ("initial margin"). When the Portfolio purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the notional amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract is much greater than the amount of the Portfolio's initial margin deposit. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offsetting before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it enters into futures contracts.

         When the Portfolio purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date and price or to make or receive a cash payment based on the value of a securities index or a financial instrument. When the Portfolio sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date and price or to receive or make a cash payment based on the value of a securities index or a financial instrument. When the Portfolio purchases or sells a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument or index. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract. Futures can be held until their delivery dates or the positions can be (and normally are) closed out, by entering into an opposing contract, before then.

         The purpose of the acquisition or sale of a futures contract, in cases where the Portfolio holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the Portfolio should increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.


         Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. The segregated assets maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash or liquid securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.


         The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities prices, or general interest rate trends by the Advisors may still not result in a successful transaction.


         In addition, futures contracts entail significant risks. Although the Advisors believe that use of such contracts will benefit the Portfolio, if the Advisors' investment judgment about the general direction of interest rates or an index is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Securities Indices


         The Portfolio may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities, to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio, adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.


         When used for hedging purposes, each transaction in a futures contract on a securities index involves the establishment of a position which the Advisors believe will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.


         For the purpose of hedging the Portfolio's assets, the Portfolio may sell or purchase stock index or interest rate futures contracts and may purchase put or call options on futures contracts, options on securities indices and any of the warrants described below. Any such transaction will be considered a hedging transaction, and not subject to the limitations on non-hedging transactions stated below, to the extent that (1) in the case of stock index futures, options on securities indices and warrants thereon, the contract value does not exceed the market value of the shares held by the Portfolio for which the hedge is intended and such shares are admitted to official listing on a stock exchange in the country in which the relevant futures or securities exchange is based or (2) in the case of interest rate futures and options on securities indices and warrants thereon, the contract value does not exceed the interest rate exposure associated with the assets held in the applicable currency by the Portfolio. In carrying out a particular hedging strategy, the Portfolio may sell futures contracts and purchase options or warrants based on securities, financial instruments or indices that have issuers, maturities or other characteristics that do not precisely match those of the Portfolio's assets for which such hedge is intended, thereby creating a risk that the futures, options or warrants position will not mirror the performance of such assets. The Portfolio may also enter into transactions in futures contracts, options on futures, options on indices and warrants for non-hedging purposes, as described below.


Options on Futures Contracts (Including Futures Contracts on Securities Indices)

         The Portfolio may purchase and write (sell) options on futures contracts for hedging or risk management purposes. For example, as with the purchase of futures contracts, when the Portfolio is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

         The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option ("exercise price"), the Portfolio will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings.


         The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the Portfolio intends to purchase.


         Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Portfolio may purchase a put option on an index futures contract to hedge against the risk of declining securities values.

         The amount of risk the Portfolio assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Warrants on Futures Contracts

         The Portfolio may purchase warrants which, like options on futures contracts and options on securities indices, entitle the holder to purchase or sell a futures contract or to a cash payment reflecting the price fluctuation in an index of securities. The Portfolio may also purchase warrants that entitle the holder to a cash payment reflecting the fluctuation in the value of certain financial futures contracts. Warrants on futures contracts and warrants on securities indices differ from the equivalent options in that: (1) they are securities issued by a financial institution/special purpose issuer rather than contracts entered into with a futures exchange and (2) they are traded on a securities exchange rather than on a futures exchange. The use of warrants will generally entail the same risks that are associated with the Portfolio's positions in options on futures and options on securities indices.

Liquidity of Options and Futures Contracts

         There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Portfolio to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

Combined Positions

         The Portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


Position Limits

         Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Portfolio or the Advisors may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

Other Limitations


         The Commodity Exchange Act prohibits US persons, such as the Portfolio, from buying or selling certain foreign futures contracts or options on such contracts. Accordingly, no Portfolio will engage in foreign futures or options transactions unless the contracts in question may lawfully be purchased and sold by US persons in accordance with applicable CFTC regulations or CFTC staff advisories, interpretations and no- action letters. In addition, the Portfolio will enter into transactions in futures contracts or options on futures contracts only if (1) such transactions constitute bona fide hedging transactions or
         (2) no more than 5% of the Portfolio's net assets are committed as initial margin or premiums to positions that do not constitute bona fide hedging transactions. The Portfolio and the Fund are operated by persons who have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who are not subject to registration or regulation under the Commodity Exchange Act.


Asset Coverage for Futures Contracts and Options Positions


         The Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.


Interest Rate Swaps

         Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate multiplied by a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate multiplied by the same principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

Caps and Floors

         Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

Total Return Swaps

         Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset or currency during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return or currency from another underlying asset.

Mortgage-Backed Securities


The Portfolio may invest in mortgage-backed securities. A mortgage-backed security consists of a pool of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties.

The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if the Portfolio purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will decrease both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the Portfolio purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease yield to maturity and market values. To the extent that the Portfolio invests in mortgage-backed securities, the portfolio management team may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.


Collateralized Mortgage Obligations (CMOs)

         CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and interest rate risks for each CMO class.

Sequential CMOs

         In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

PACs, TACs and Companion Classes

         More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

IOs and POs

         CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

Floaters and Inverse Floaters

         Another variant allocates interest payments between two classes of CMOs. One class (floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (inverse floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and inverse floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the floater to the inverse floater class, reducing the price volatility of the floater class and increasing the price volatility of the inverse floater class.

Z Classes and Residual Classes


         CMOs must allocate all payments received from the underlying mortgages to a class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.


Asset-Backed Securities

Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, pools of consumer loans (unrelated to mortgage loans) held in a trust. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate-holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market's perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificate-holder generally has no recourse against the entity that originated the loans.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as (but not limited to) motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The market for privately issued asset-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. The asset-backed securities in which the Portfolio may invest are limited to those which are readily marketable, dollar-denominated and rated BBB or higher by S&P or Baa or higher by Moody's.

The yield characteristics of the asset-backed securities in which the Portfolio may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce the yield on these securities. Amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

Mortgage-Backed  Securities  and  Asset-Backed  Securities  -- Types  of  Credit
Support

Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. The Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Additional Limitations and Risk Factors

Asset Coverage


         The Portfolio will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes and interest rate and securities index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities to the extent the Portfolio's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed the Portfolio's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.


         For example, a call option written on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If the Portfolio holds a futures contract, the Portfolio could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

         In order to secure its obligations in connection with derivatives contracts or special transactions, the Portfolio will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Portfolio's obligations. Unless the Portfolio has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Portfolio to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.


         The use of options and futures is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisors' ability to predict the direction of stock prices, interest rates and other economic factors. The loss that may be incurred by the Portfolio in entering into futures contracts and written options thereon is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.

         Except as set forth above under "Futures Contracts" and "Options on Futures Contracts," there is no limit on the percentage of the assets of the Portfolio that may be at risk with respect to futures contracts and related options. The Portfolio may not invest more than 25% of its total assets in purchased protective put options. The Portfolio's transactions in options, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Portfolio as a regulated investment company for tax purposes. See "Tax Information." There can be no assurance that the use of these portfolio strategies will be successful.


Liquidity

         OTC derivative contracts are considered to be illiquid and generally carry greater liquidity risk than exchange-traded contracts.

Leverage

         Leverage risk is created when an investment exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio's risk of loss and potential for gain. Leverage risk may exist when the Portfolio purchases securities while it also has borrowed money.

Interest Rates


         Interest rate risks apply to the Portfolio to the extent it invests in fixed income securities. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Potential or anticipated changes in interest rates also may affect the value of fixed income securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.


         Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit

         Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Portfolio will lose money. Credit risk is a risk for the Portfolio if it invests in fixed income securities or chooses to lend securities.


         Many fixed income securities receive credit ratings from services such as S&P and Moody's. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Portfolio must rely entirely upon the Advisors' credit assessment.


         Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a US Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk.
         Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.


         Credit risk includes the possibility that a party to a transaction involving the Portfolio will fail to meet its obligations. This could cause the Portfolio to lose the benefit of the transaction or prevent the Portfolio from selling or buying other securities to implement its investment strategies.


Prepayments

         Investments in mortgage-backed and asset-backed securities share many of the same risks of prepayment.

         Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect the Portfolio's holdings in mortgage-backed securities. For example, when interest rates decline, the value of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Portfolio would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities.

         Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed income securities.


         Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the spread between the yield of a mortgage-backed security and the yield of a US Treasury security with a comparable maturity. An increase in the spread will cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.


Complex CMOs

         CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, inverse floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities. For example, their prices are more volatile and their trading market may be more limited.

Risks Associated with Futures, Options and Warrants


         The successful use of futures, options and warrants depends on the ability of the Advisors to predict the direction of the market or, in the case of hedging transactions, the correlation between market movements and movements in the value of the Portfolio's assets, and is subject to various additional risks. The investment techniques and skills required to use futures, options and warrants successfully are different from those required to select equity securities for investment. The correlation between movements in the price of the futures contract, option or warrant and the price of the securities or financial instruments being hedged is imperfect and the risk from imperfect correlation increases, with respect to stock index futures, options and warrants, as the composition of the Portfolio's portfolio diverges from the composition of the index underlying such stock index futures, options or warrants. If the Portfolio has hedged portfolio securities by purchasing put options or selling futures contracts, the Portfolio could suffer a loss which may be only partially offset or not offset at all by an increase in the value of the Portfolio's securities. As noted, the Portfolio may also enter into transactions in future contracts, options and warrants for other than hedging purposes, which involve greater risk. In particular, in entering into such transactions, the Portfolio may experience losses which are not offset by gains on other portfolio positions, thereby reducing its earnings. In addition, the markets for such instruments may be volatile from time to time, which could increase the risk incurred by the Portfolio in entering into such transactions. The ability of the Portfolio to close out a futures, options or warrants position depends on a liquid secondary market.


         As noted above, the Portfolio intends to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Portfolio.

Correlation of Price Changes

         Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Portfolio's current or anticipated investments exactly. The Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.



Risk Management


         The Portfolio may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of the Portfolio or the mix of securities in the Portfolio. For example, if the Advisors wish to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but do not wish to purchase the underlying long term securities, they may cause the Portfolio to purchase futures contracts on long-term debt securities. Similarly, if the Advisors wish to decrease fixed income securities or purchase equities, they may cause the Portfolio to sell futures contracts on debt securities and purchase futures contracts on a stock index. Because these risk management techniques involve leverage, the possibility exists, as with all leveraged transactions, of losses as well as gains that would be greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.


Other Investments and Investment Practices

To Be Announced Securities (TBAs) -- Purchase Commitments


         As with other delayed delivery transactions, as described below, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered at the time of purchase of the TBA purchase commitment. Instead, the Portfolio agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed transaction, the Portfolio and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Portfolio.


When-Issued and Delayed Delivery Securities


         The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Portfolio until settlement takes place. The custodian will set aside cash or portfolio securities acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account.


         At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of securities and/or from cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Lending of Portfolio Securities -- Securities Lending

         The Portfolio may lend portfolio securities to borrowers that the Advisors deem creditworthy under the Portfolio's procedures. In return, the Portfolio receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Portfolio the equivalent of any dividends or interest received on the loaned securities.

         The Portfolio will reinvest cash collateral in securities that qualify as an acceptable investment for the Portfolio. However, the Portfolio may pay all or a portion of the interest earned on the cash collateral to the borrower.

         Loans are subject to termination at the option of the Portfolio or the borrower. The Portfolio will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Portfolio may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan accrues to the Portfolio and its investors.


         Securities lending activities are subject to interest rate risks, credit risks and leverage risks.

         The following conditions will be met whenever portfolio securities of the Portfolio are loaned: (1) the Portfolio must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as payments in respect of any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian and finder's fees in connection with the loan; and
         (6) while voting rights on the loaned securities may pass to the borrower, the Portfolio must terminate the loan and regain the right to vote the securities if a material event occurs conferring voting rights and adversely affecting the investment. In addition, the Portfolio will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution. The Portfolio will not lend its securities to any officer, Trustee, Director, employee or other affiliate of the Corporation or the Portfolios Trust, the Advisors or the Distributor, unless otherwise permitted by applicable law. The Portfolio may lend its portfolio securities up to one-third of the value of its total assets.


         The Portfolio may lend its securities on a demand basis provided the market value of the assets transferred in securities loans together with the market value of the securities already transferred as a securities loan for the Portfolio's account to the same borrower does not exceed 10% of total net assets of the Portfolio.


         Payments received by the Portfolio in lieu of any dividends paid on the loaned securities will not be treated as "qualified dividend income" for purposes of determining what portion of the Fund's regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long term capital gain. See "Tax Information."


Borrowing


         The Portfolio may not borrow money, except in amounts not to exceed one-third of the Portfolio's total assets (including the amount borrowed) (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of interests in the Portfolio or Fund Shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) pursuant to reverse repurchase agreements entered into by the Portfolio.


         Under the 1940 Act, the Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of the Portfolio's holdings may be disadvantageous from an investment standpoint.


         Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of the Portfolio's securities and the Portfolio's net asset value per share, and money borrowed by the Portfolio will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) that may exceed the income received from the securities purchased with the borrowed funds.


Interests in Limited Liability Companies

         Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

Investment Ratings


         The fixed income securities in which the Portfolio invests must be rated investment grade (in one of the four highest rating categories) by one or more NRSROs or be of comparable quality to securities having such ratings, as determined by the Advisors. For example, S&P, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on its assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Portfolio must rely entirely upon the Advisors' credit assessment that the security is comparable to investment grade. Securities rated Baa are considered by Moody's to have speculative characteristics.


Listed Securities

         The Portfolio will invest primarily in listed securities ("Listed Securities"). Listed Securities are defined as securities meeting at least one of the following requirements: (a) they are listed on a stock exchange in a Member State or in another state which is a party to the CEEA, or are included on another regulated market in a Member State or in another state party to the CEEA whose market is recognized, open to the public and operates regularly; (b) they are admitted to the official listing on one of the stock exchanges listed in Appendix A or included on one of the regulated markets listed in Appendix A; or (c) application is to be made for admission to official listing on one of the aforementioned stock exchanges or inclusion in one of the aforementioned regulated markets and such admission or inclusion is to take place within 12 months of their issue. The current Member States, the states party to the CEEA and OECD Members are listed in Appendix A.

Unlisted Securities and Notes


         Up to a total of 10% of the net assets of the Portfolio may be invested in securities that are consistent with the Portfolio's investment objective and policies, which are not admitted to official listing on one of the stock exchanges or included on one of the regulated markets, described above.


Investment Restrictions

The investment objectives and policies of the Fund and the Portfolio are substantially similar, unless otherwise specified. Accordingly, references below to the Fund also include the Portfolio unless the context requires otherwise. Similarly, references to the Portfolio also include the Fund unless the context requires otherwise.

The Fund's investment objectives and its fundamental investment policies cannot be changed unless authorized by the "vote of a majority of its outstanding voting securities," which is defined as a vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less. The Fund's non-fundamental investment policies, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change if these limitations become effective. Whenever a Fund is requested to vote on a change in the fundamental investment policies of the Portfolio, the Corporation will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.

Unless otherwise noted and except with respect to borrowing money, there will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken even if there is a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

Policies

The Portfolio will invest at least 80% of its assets in the equity securities of issuers located or headquartered in the United States and considers an issuer to be based outside the US if:

o        it is domiciled in another country; and
o        it is not listed for trading on a US Stock Exchange.

Fundamental Investment Policies

The Portfolio is classified as "non-diversified" under the 1940 Act, which means that the Fund is not limited by the 1940 Act with respect to the portion of its assets which may be invested in securities of a single company (although certain diversification requirements are in effect imposed by the Code). The possible assumption of large positions in the securities of a small number of companies may cause the performance of the Fund to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the companies.

Unless specified to the contrary, the following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of the Fund. As used in this SAI and the Prospectus, the term "majority of the outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less.

The Portfolio may not purchase securities or other obligations of issuers conducting their principal business activity in the same industry if its investments in such industry, as defined by the Advisors, would equal or exceed 25% of the value of the Portfolio's total assets, provided that the foregoing limitation shall not apply to investments in securities issued by the US government or its agencies or instrumentalities. Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or SEC staff interpretations thereof are amended or modified and except that the Corporation may invest all of each Fund's assets in the Portfolio, for numbers 1-9 below, the Fund and the Portfolio may not:

1. Purchase any security if, as a result, 25% or more of its total assets would be invested in securities of issuers in any single industry, as defined by the Advisors. This limitation shall not apply to securities issued or guaranteed as to principal or interest by the US government or instrumentalities.

2. Issue senior securities as defined by the SEC. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 7 below, the issuance of Shares in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments, swaps and transactions in repurchase agreements are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed one-third of the Fund's total assets (including the amount borrowed) (i) from banks for temporary or short-term purposes or for the clearance of transactions,
         (ii) in connection with the redemption of interests in the Portfolio or Fund Shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets,
         (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) pursuant to reverse repurchase agreements entered into by the Portfolio.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under the Securities Act of 1933 (the "1933 Act").

5. Purchase or sell real estate except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein,
         (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

6. Purchase or sell commodities or commodity contracts, except the Portfolio may purchase and sell financial futures contracts, options on financial futures contracts and warrants and may enter into swap and forward commitment transactions.

7. Make loans, except that the Portfolio may (i) lend portfolio securities with a value not exceeding one-third of the Portfolio's total assets,
         (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of debt securities (including privately issued debt securities), bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

Non-Fundamental Investment Policies

8. The Fund and its corresponding Portfolio may invest up to 5% of its total assets in the securities of any one investment company and invest in the aggregate up to 10% of its total assets in the securities of investment companies as a group. The Portfolio may not own more than 3% of the total outstanding voting stock of any other investment company. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.


9. Acquire any illiquid investments, such as repurchase agreements with more than seven days to maturity, if as a result thereof, more than 15% of the market value of the Portfolio's net assets would be in investments that are illiquid.

10. Invest more than 10% of its net assets in unlisted securities and Notes.

11. Sell any security short, except to the extent permitted by the 1940 Act. Transactions in futures contracts and options shall not constitute selling securities short.


12. Purchase securities on margin, but the Portfolio may obtain such short term credits as may be necessary for the clearance of transactions.

Note: In connection with the first non-fundamental policy, shares of another securities investment fund managed by the Advisors or by another investment advisor affiliated with the Advisors through a substantial direct or indirect interest may be purchased, subject to certain limitations, if the other investment fund according to its investment policies is specialized in a specific geographic area or economic sector. The Portfolio would not, however, pay a sales charge when investing in an investment company managed by the Advisors or their affiliates. In addition, no management or advisory fees would be paid by the Portfolio with respect to its assets which are invested in investment companies managed by the Advisors or their affiliates.

                               PORTFOLIO TURNOVER

Although the Portfolio does not intend to invest for the purpose of seeking short-term profits, securities in the Portfolio will be sold whenever the Advisors believe it is appropriate to do so in light of the investment objectives of the Fund and the Portfolio, without regard to the length of time a particular security may have been held. The estimated annual portfolio turnover rate for the Portfolio is generally not expected to exceed 80%.


                               Portfolio Turnover Rate as of
       Portfolio            August 31, 2002          August 31, 2003
------------------------ ----------------------- ------------------------
Top 50 US                            51%                      50%

A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The rate of portfolio turnover of the Portfolio may exceed that of certain other mutual funds with the same investment objectives. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tend to increase as the level of portfolio activity increases.

                              WHAT DO SHARES COST?

Market Values

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the relevant exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the bid prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures, contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New

York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.


                              HOW IS THE FUND SOLD?


Scudder Distributors, Inc. ("SDI") serves as the distributor of the Fund's shares pursuant to a distribution agreement (the "Distribution Agreement"). Prior to August 17, 2002, ICC Distributors, Inc. served as distributor of the Fund. SDI has entered into a Selling Group Agreement with certain broker-dealers (each a "Participating Dealer"). If a Participating Dealer previously had agreements in place with SDI and ICC Distributors, Inc., the SDI Agreement will control. If the Participating Dealer did not have an agreement with SDI, then the terms of the assigned ICC Distributors, Inc. agreement will remain in effect. Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. SDI is a wholly-owned subsidiary of Deutsche Bank AG. The address for SDI is 222 South Riverside Plaza, Chicago, IL 60606.


Shares of the Fund are distributed by SDI. The Fund offers three classes of shares, Class A, B and C. General information on how to buy shares of the Fund is set forth in "Buying and Selling Fund shares" in the Fund's Prospectus. The following supplements that information.

General Information


Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial services firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.


A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.


Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, Scudder Investments Service Company (the "Transfer Agent") will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

A Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Fund may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.


Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of the Fund's shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Fees generally charged to IRA accounts will be charged to accounts of employees and directors.


It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of those funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio. The Fund also reserves the right to waive the minimum account balance requirement for employee and director accounts.


Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.


SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by the
Transfer Agent, (iii) the registered representative placing the trade is a member of Executive Council, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.


In addition to the discounts or commissions described herein and the prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other Funds underwritten by SDI.



SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund at net asset value in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:

Compensation Schedule #1(1)                      Compensation Schedule #2(2)          Compensation Schedule #3(2)(3)
---------------------------                      ---------------------------          ------------------------------
                                       As a                                As a                               As a
                                  Percentage of                       Percentage of                        Percentage
Amount of                              Net        Amount of Shares         Net            Amount of          of Net
Shares Sold                        Asset Value          Sold           Asset Value       Shares Sold       Asset Value
-----------                        -----------          ----           -----------       -----------       -----------
$1 million to $5 million              1.00%       Under $15 million       0.75%        Over $15 million       0.25%-0.50%
Over $5 million to $50 million        0.50%              --                --                --                --
Over $50 million                      0.25%              --                --                --                --


(1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through the Transfer Agent. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in other Scudder Funds, including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to below.

(2) Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to "Compensation Schedule #3" is not an automatic process. When a plan's assets grow to exceed $15 million, the Plan Sponsor must contact its client relationship manager to discuss a conversion to Compensation Schedule #3.

(3) Compensation Schedule 3 is based on individual plan underwriting criteria. In most cases, the investment dealers are compensated at a rate of 0.25%. However, certain underwriting factors, such as the number of enrollment and education meetings conducted by Scudder staff, the number of non-Scudder funds the plan chooses and the per participant record keeping fee, can increase the fee paid up to 0.50%


The privilege of purchasing Class A shares of the Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of Class C shares on the distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Initial Sales Charge Alternative -- Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                  Sales Charge
                                                                  ------------
                                                                                         Allowed to Dealers
                                           As a Percentage of     As a Percentage of     as a Percentage of
Amount of Purchase                            Offering Price       Net Asset Value*        Offering Price
------------------                            --------------       ----------------        --------------
Less than $50,000                                 5.75%                 6.10%                 5.20%
$50,000 but less than $100,000                    4.50                  4.71                  4.00
$100,000 but less than $250,000                   3.50                  3.63                  3.00
$250,000 but less than $500,000                   2.60                  2.67                  2.25
$500,000 but less than $1 million                 2.00                  2.04                  1.75
$1 million and over                                .00**                 .00**                ***

*        Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***      Commission is payable by SDI as discussed below.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)      a current or former director or trustee of Deutsche or Scudder Funds;

(b) an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder Investments family of funds or a broker-dealer authorized to sell shares of the Fund;

(c) registered representatives and employees of broker-dealers having selling group agreements with SDI and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children;

(d) certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(e) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(f) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(g)      persons  who  purchase  shares  of the Fund  through  SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(h) selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(i) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(j) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(k) (1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans"), established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees; (2) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided that the amount invested in Class A shares of the Fund or other Scudder Funds totals at least $1,000,000, including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to below (collectively, the "Large Order NAV Purchase Privilege"); or (3) if you are investing $1 million or more, either as a lump sum or through the Large Order NAV Purchase Privilege (if no other net asset value purchase privilege applies); and

(l) in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements.


Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase.

Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.


Class C Purchases. Class C shares are offered at net asset value plus an up-front sales charge of 1.00% of the offering price. Class C shares are subject to a contingent deferred sales charge and Rule 12b-1 distribution and/or service fee as more fully described in the Fund's prospectus. The up-front sales charge does not apply to reinvested dividends or distributions.

You may be able to buy Class C shares without an up-front sales charge when you purchase Class C shares in connection with the following types of transactions:

o Additional purchases of Class C shares made in an existing account and in the same fund(s) by existing Class C shareowners as of January 31, 2003;

o Exchanges of Class C shares made in an existing account by current Class C shareowners as of January 31, 2003;

o Purchases of Class C shares through certain omnibus accounts which have entered into an agreement with the Advisor and/or SDI;

o Purchases of Class C shares through certain retirement plans which have entered into an agreement with the Advisor and/or SDI; and

o Purchases of Class C shares through certain broker-dealers which have entered into an agreement with the Advisor and/or SDI.

Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible for a sales charge waiver.


Combined Purchases. The Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the sales charge discount bracket attained by combining concurrent investments in Class A shares of any Scudder Funds that bear a sales charge.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) money market Funds as "Scudder Funds", (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.


Multi-Class Suitability. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C Shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial advisor. Orders for Class B Shares or Class C Shares for $500,000 or more will be declined, with the exception of orders received from employer sponsored employee benefit plans using the Flex subaccount recordkeeping system.

The following provisions apply to the sale of Class A, Class B and Class C Shares to Flex Plans. Class B Shares will not be sold to Flex Plans established on the Flex subaccount recordkeeping system after October 1, 2003. Orders for Class B Shares or Class C Shares for Flex Plans (not including plans under Code
Section 403 (b)(7) sponsored by a K-12 school district) established on the Flex subaccount recordkeeping system prior to October 1, 2002 will be invested instead in Class A Shares at net asset value when the combined subaccount value in a Fund or other Scudder Funds or other eligible assets is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described above. Flex Plans established prior to October 1, 2002 with eligible assets of less than $5 million may continue to purchase Class B Shares or

Class C Shares until October 1, 2005. Flex Plans set-up on the Flex subaccount recordkeeping system after October 1, 2002 will automatically begin purchasing Class A shares at net asset value once the plan's eligible assets reach $1 million. After October 1, 2005, all Flex Plans with eligible assets over $1 million must begin purchasing Class A Shares.




Automatic Investment Plan. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Redemptions


To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Transfer Agent at 1-800-730-1313.


The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfer to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.


Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to a CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.


The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2001 will be eligible for the second year's charge if redeemed on or after March 1, 2002. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a
         participant-directed   qualified  retirement  plan  described  in  Code
         Section 403(b)(7) which is not sponsored by a K-12 school district;

(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died;

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived  for the  circumstances  set forth in items (c),
(d) and (e) for Class A shares. In addition, this CDSC will be waived:


(a) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;


(b) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); and


(c) in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege),
         (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund),
         (3) in connection with distributions qualifying under the hardship provisions of the Code and (4) representing returns of excess contributions to such plans.

The Class C CDSC will be waived  for the  circumstances  set forth in items (b),
(c), (d) and (e) for Class A shares and for the circumstances set forth in items
(a) and (b) for Class B shares. In addition, this CDSC will be waived for:


(a) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(b) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of Scudder or Deutsche money market funds and the Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI.

Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a Scudder or Deutsche money market fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Supplemental Payments


Investment professionals who initiate and are responsible for purchases of $1 million or more may be paid fees out of the assets of SDI (but not out of Fund assets). Securities laws may require certain investment professionals such as depository institutions to register as dealers. SDI may pay dealers an amount up to 4.0% of the net asset value of Class B Shares and 1.0% of the net asset value of Class C Shares purchased by their clients or customers as an advance payment. These payments will be made directly by SDI from its assets, and will not be made from the assets of the Fund. Dealers may voluntarily waive receipt of all or any portion of these advance payments. SDI may pay all or a portion of the distribution fees discussed below to investment professionals that waive all or any portion of the advance payments.


Certain changes in the Portfolio's investment objectives, policies or restrictions, or a failure by the Fund's shareholders to approve a change in the Portfolio's investment objectives or restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash.

                         DISTRIBUTION AND SERVICES PLANS

Class A Shares, Class B Shares and Class C Shares are subject to a distribution plan adopted in accordance with Rule 12b-1 of the 1940 Act ("Distribution Plan"). In addition, Class B Shares and Class C Shares are subject to a service plan ("Service Plan").

Under the Distribution Plan, Class A Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.25% of the average daily net assets of Class A Shares. Class B Shares and Class C Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of Class B Shares and Class C Shares. The Distributor uses these fees to finance any activity which is principally intended to result in the sale of Class A Shares, Class B Shares and Class C Shares of the Fund subject to the Distribution Plan. Because distribution fees to be paid by the Fund to the Distributor may not exceed an annual rate of 0.25% of Class A Shares and 0.75% of Class B Shares' and Class C Shares' average daily net assets, it will take the Distributor a number of years to recoup the expenses, including payments to other dealers, it has incurred for its sales, services and distribution-related support services pursuant to the Distribution Plan. The Distribution Plan is a compensation-type plan. As such, a Fund makes no payments to the Distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amounts or may earn a profit from payments made by shares under the Distribution Plan.

Under the Service Plan, the Fund pays to the Distributor for the provision of certain services to the holders of Class B Shares and Class C Shares a fee computed at an annual rate of 0.25% of the average daily net assets of each such class of shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund, providing reports and other information to shareholders and investment professionals, and services related to the maintenance of shareholder accounts, and other services. The Distributor determines the amounts to be paid to investment professionals, the schedules of such fees and the basis upon which such fees will be paid.

Furthermore, with respect to Class A Shares, Class B Shares and Class C Shares, the Distributor may offer to pay a fee from its own assets to financial institutions as financial assistance for providing substantial sales services, distribution related support services, or shareholder services.

The Distributor received commissions on the sale of Top 50 US Fund's Class A Shares and contingent deferred sales charges on Top 50 US Fund's Class B and Class C Shares and retained from such commissions and sales charges the following amounts:


                          Fiscal Year Ended August 31,
                          ----------------------------
                    2003                                     2002                                2001
                    ----                                     ----                                ----
         Received               Retained          Received          Retained          Received          Retained
         --------               --------          --------          --------          --------          --------
        $51,667                  $0              $65,057              $0             $67,089              $0

The following amounts were paid for Distribution and Shareholder Service Fees.


                    For the Fiscal Year Ended August 31, 2003
                    -----------------------------------------
                            Distribution Fee                                       Shareholder Services Fee
                            ----------------                                       ------------------------
         Class A                   Class B                Class C                Class B               Class C
          Shares                    Shares                 Shares                 Shares                Shares
          ------                    ------                 ------                 ------                ------
         $35,131                   $14,195                $2,341                  $4,732                 $780

Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of shares.


                          ACCOUNT AND SHARE INFORMATION

Voting Rights

Each share of the Fund or class shall have equal rights with each other share of the Fund or class with respect to the assets of the Corporation pertaining to the Fund or class. Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to their class.

Shareholders of the Fund are entitled to one vote for each full share held and to a fractional vote for fractional shares. Shareholders in the Corporation generally vote in the aggregate and not by class, unless the law expressly requires otherwise or the Directors determine that the matter to be voted upon affects only the interests of shareholders of a particular Fund or class of shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights (other than the automatic conversion of Class B Shares into Class A Shares as described in the Prospectus). Shares are fully paid and non-assessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws.

Directors may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Corporation's outstanding shares of all series entitled to vote.

The Corporation's Articles of Incorporation provide that the presence in person or by proxy of the holders of record of one-third of the shares outstanding and entitled to vote shall constitute a quorum at all meetings of shareholders of the Fund, except as otherwise required by applicable law. The Articles of Incorporation further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of the Fund or Class, a financial intermediary may vote any shares as to which that financial intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that financial intermediary is the agent of record. Any shares so voted by a financial intermediary also are deemed represented at the meeting for purposes of quorum requirements.

Whenever the Corporation is requested to vote on a matter pertaining to the Portfolio, the Corporation will vote its shares without a meeting of shareholders of the Fund if the proposal is one that, if made with respect to the Fund, would not require the vote of shareholders of the Fund, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the Fund and, at the meeting of investors in its the Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Corporation votes all its shares at the Portfolios Trust meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.


As  of  November  1,  2003,   the  following   shareholders   owned  of  record,
beneficially, or both, 5% or more of outstanding Shares:

As of November 1, 2003, 10,501 shares in the aggregate, or 5.23% of the outstanding shares of Scudder Top 50 US Fund, Class B were held in the name of Raymond James & Associates, Inc., for the benefit of Joseph Galassi, 880 Carillon Parkway, St. Petersburg, FL 33716 who may be deemed to be the beneficial owner of certain of these shares.

As of November 1, 2003, 17,723 shares in the aggregate, or 7.94% of the outstanding shares of Scudder Top US 50 Fund, Class B were held in the name of Merrill, Lynch, Pierce Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

As of November 1, 2003, 11,723 shares in the aggregate, or 5.83% of the outstanding shares of Scudder Top 50 US Fund, Class B were held in the name of Deutsche Bank & Trust Company Americas, P.O. Box 9005, Church Street Station, New York, NY 10008 who may be deemed to be the beneficial owner of certain of these shares.

As of November 1, 2003, 4,788 shares in the aggregate, or 10.45% of the outstanding shares of Scudder Top US 50 Fund, Class C were held in the name of Merrill, Lynch, Pierce Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

As of November 1, 2003, 2,492 shares in the aggregate, or 5.44% of the outstanding shares of Scudder Top US 50 Fund, Class C were held in the name of Pershing LLC, P.O. Box 2052 Jersey City, NJ 07303.

As of November 1, 2003, 11,215 shares in the aggregate, or 24.48% of the outstanding shares of Scudder Top US 50 Fund, Class C were held in the name of First Clearing Corp., for the benefit of customers, 741 Woodlands Road, Charlottesville, VA 22901 who may be deemed to be the beneficial owner of certain of these shares.

As of November 1, 2003, 4,810 shares in the aggregate, or 10.50% of the outstanding shares of Scudder Top US 50 Fund, Class C were held in the name of LPL Financial Services, for the benefit of customers, 9785 Towne Center Drive, San Diego, CA 92121 who may be deemed to be the beneficial owner of certain of these shares.


Shareholders owning 25% or more of outstanding Shares may be in control of the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

Interests in the Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable. The Portfolios Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

In addition to selling beneficial interests to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures.

The Declaration of Trust of the Portfolios Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Fund nor their shareholders will be adversely affected by reason of the investment of all of the assets of the Fund in the Portfolio.

                                 TAX INFORMATION


The following is intended to be a general summary of certain federal income tax consequences of investing in the fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund.

Federal Taxation. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, and has qualified as such since its inception. The Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies. The Fund must diversify its holdings so that, at the end of each quarter of its taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses. The Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

Taxation of Distributions from the Fund. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2008. Capital gains realized before May 6, 2003 will not qualify for the reduced rate.

In order for some portion of the dividends received by the Fund shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property,
(3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. Only qualified dividend income received by the Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than dividends properly designated as capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Dividends from domestic corporations may comprise a substantial part of the Fund's gross income. If any such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Transactions in Fund Shares. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. As it is not expected that more than 50% of the value of the Fund's total assets will consist of securities issued by foreign corporations, the Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Passive Foreign Investment Companies. Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Other Tax Considerations. The Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund's income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

The Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders   of  the  Fund  may  be  subject  to  state  and  local  taxes  on distributions received from the Fund and on redemptions of the Fund's shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which the Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.

All distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

                 WHO MANAGES AND PROVIDES SERVICES TO THE FUND?

Officers and Board of Directors of the Corporation and Trustees of the Portfolios Trust

The overall business and affairs of the Fund/Portfolio are supervised by its Board of Directors/Trustees. The Board approves all significant agreements between the Fund/Portfolio and persons or companies furnishing services to the Fund/Portfolio, including the Fund's/Portfolio's agreements with its investment advisor, sub-advisor, administrator, distributor, custodian and transfer agent. The Board of Directors/Trustees and the executive officers are responsible for exercising the Fund's/Portfolio's powers except those reserved for the shareholders and those assigned to the Advisor and Sub-Advisor or other service providers. Each Director/Trustee holds office until he or she resigns, is removed or a successor is elected and qualified. Each Officer is annually elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.


The following information is provided for each Director/Trustee and Officer of the Fund. The first section of the table lists information for each Director/Trustee who is not an "interested person" of the Fund/Portfolio (as defined in the 1940 Act) (an "Independent Director"). Information for each Non-Independent Director (an "Interested Director") follows. The Interested Directors are considered to be interested persons as defined by the 1940 Act because of their employment with either the Fund's/Portfolio's advisors and/or underwriter or their affiliates. The mailing address for the Directors and Officers with respect to Fund operations is One South Street, Baltimore, Maryland, 21202.

Independent Directors


--------------------------------------------------------------------------------------------------------------------

Name, Date of Birth,
Position with the                                                                                   Number of Funds
Fund and Length of Time    Business Experience and Directorships                                    in the Fund
Served^1,2                 During the Past 5 Years                                                  Complex Overseen

--------------------------------------------------------------------------------------------------------------------

Richard R. Burt            Chairman, Diligence LLC (international information-collection and               68
2/3/47                     risk-management firm (September 2002-present); Chairman, IEP Advisors,
Director since 1998        Inc. (July 1998 to present); Chairman of the Board, Weirton Steel
                           Corporation^3  (April 1996 to present);  Member of the
                           Board,  Hollinger  International,  Inc.^3 (publishing)
                           (1995   to   present),   HCL   Technologies   Limited
                           (information technology) (April 1999 to present), UBS
                           Mutual Funds  (formerly known as Brinson and Mitchell
                           Hutchins  families of funds)  (registered  investment
                           companies)  (September 1995 to present);  and Member,
                           Textron Inc.^3  International  Advisory  Council (July
                           1996  to  present).  Formerly,  Partner,  McKinsey  &
                           Company   (consulting)   (1991-1994)   and  US  Chief
                           Negotiator in Strategic Arms Reduction  Talks (START)
                           with former  Soviet  Union and US  Ambassador  to the
                           Federal  Republic of Germany  (1985-1991);  Member of
                           the Board, Homestake Mining^3 (mining and exploration)
                           (1998-February 2001), Archer Daniels Midland Company^3
                           (agribusiness  operations)  (October  1996-June 2001)
                           and Anchor  Gaming  (gaming  software and  equipment)
                           (March 1999 -December 2001).

--------------------------------------------------------------------------------------------------------------------

S. Leland Dill             Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix             66
3/28/30                    Euclid Market Neutral Funds (since May 1998) (registered investment
Director since 2002        companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick
                           (June    1956-June    1986);    Director,    Vintners
                           International   Company  Inc.  (wine  vintner)  (June
                           1989-May 1992), Coutts (USA)  International  (January
                           1992-March 2000),  Coutts Trust Holdings Ltd., Coutts
                           Group (private bank) (March 1991-March 1999); General
                           Partner,  Pemco (investment  company) (June 1979-June
                           1986).

--------------------------------------------------------------------------------------------------------------------

Martin J. Gruber           Nomura Professor of Finance, Leonard N. Stern School of Business, New           66
7/15/37                    York University (since September 1964); Trustee, CREF (pension fund)
Director since 2002        (since January 2000); Director, S.G. Cowen Mutual Funds (January
                           1985-January 2001), Japan Equity Fund, Inc. (since January 1992), Thai
                           Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since
                           January 2000) (registered investment companies). Formerly, Trustee, TIAA
                           (pension fund) (January 1996-January 2000).

--------------------------------------------------------------------------------------------------------------------

Joseph R. Hardiman         Private Equity Investor (January 1997 to present); Director, Soundview          66
5/27/37                    Technology Group Inc. (investment banking) (July 1998 to present),
Director since 2000        Corvis Corporation^3 (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor)
                           (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director,
                           Circon Corp.^3 (medical instruments) (November 1998-January 1999);
                           President and Chief Executive Officer, The National Association of
                           Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997);
                           Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche
                           Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons
                           Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).




                                       54



--------------------------------------------------------------------------------------------------------------------

Name, Date of Birth,
Position with the                                                                                   Number of Funds
Fund and Length of Time    Business Experience and Directorships                                    in the Fund
Served^1,2                 During the Past 5 Years                                                  Complex Overseen

--------------------------------------------------------------------------------------------------------------------

Richard J. Herring         Jacob Safra Professor of International Banking and Professor, Finance           66
2/18/46                    Department, The Wharton School, University of Pennsylvania (since July
Director since 2002        1972); Director, Lauder Institute of International Management Studies
                           (since July 2000); Co-Director, Wharton Financial Institutions Center
                           (since July 2000). Formerly, Vice Dean and Director, Wharton
                           Undergraduate Division (July 1995-June 2000).

--------------------------------------------------------------------------------------------------------------------

Graham E. Jones            Senior Vice President, BGK Realty, Inc. (commercial real estate) (since         66
1/31/33                    1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer
Director since 2002        (since 1985) and Trustee of 18 open-end mutual funds managed by Sun
                           Capital Advisers, Inc. (since 1998).

--------------------------------------------------------------------------------------------------------------------

Rebecca W. Rimel           President  and Chief  Executive  Officer,  The Pew  Charitable Trusts           66
4/10/51                    (charitable  foundation)  (1994 to present);  Executive  Vice President,  The
Director since 2000        Glenmede Trust Company (investment trust and wealth management) (1983 to
                           present).   Formerly,  Executive  Director,  The  Pew
                           Charitable Trusts (1988-1994);  Director,  ISI Family
                           of   Funds    (registered    investment    companies)
                           (1997-1999) and Director,  The Glenmede Trust Company
                           (investment trust and wealth management) (1994-2002).

--------------------------------------------------------------------------------------------------------------------

Philip Saunders, Jr.       Principal, Philip Saunders Associates (economic and financial                   66
10/11/35                   consulting) (since November 1988). Formerly, Director, Financial
Director since 2002        Industry Consulting, Wolf & Company (consulting)(1987-1988); President,
                           John Hancock Home Mortgage Corporation (1984-1986); Senior Vice
                           President of Treasury and Financial Services, John Hancock Mutual Life
                           Insurance Company, Inc. (1982-1986).

--------------------------------------------------------------------------------------------------------------------

William N. Searcy          Pension & Savings Trust Officer, Sprint Corporation^3                           66
9/03/46                    (telecommunications) (since November 1989); Trustee of 22 open-end
Director since 2002        mutual funds managed by Sun Capital Advisers, Inc. (since October 1998).

--------------------------------------------------------------------------------------------------------------------

Robert H. Wadsworth        President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May          69
1/29/40                    1982 to present). Formerly, President and Trustee, Trust for Investment
Director since 1997        Managers (registered investment company) (April 1999-June 2002);
                           President, Investment Company Administration, L.L.C. (January
                           1992*-July 2001); President, Treasurer and Director, First Fund
                           Distributors, Inc. (June 1990-January 2002); Vice President,
                           Professionally Managed Portfolios (May 1991-January 2002) and Advisors
                           Series Trust (October 1996-January 2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc.
                           (registered investment company) (June 1994-November 1998).

                            * Inception date of the corporation which was the predecessor to the L.L.C.



                                       55




Interested Director



--------------------------------------------------------------------------------------------------------------------

Name, Date of Birth,
Position with the                                                                                   Number of Funds
Fund and Length of Time    Business Experience and Directorships                                    in the Fund
Served^1,2                 During the Past 5 Years                                                  Complex Overseen

--------------------------------------------------------------------------------------------------------------------

Richard T. Hale^4          Managing Director, Deutsche Investment Management Americas Inc.                201
7/17/45                    (2003-present); Managing Director, Deutsche Bank Securities Inc.
Chairman since 2002,       (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management
Director since 2000 and    (1999 to present); Director and President, Investment Company Capital
President since 2003       Corp. (registered investment advisor) (1996 to present); Director,
                           Deutsche Global Funds, Ltd. (2000 to present),  CABEI
                           Fund (2000 to present),  North  American  Income Fund
                           (2000 to present) (registered  investment companies);
                           Director,  Scudder Global  Opportunities  Fund (since
                           2003);   Director/Officer,   Deutsche/Scudder  Mutual
                           Funds (various dates);  President,  Montgomery Street
                           Securities,   Inc.  (2002  to  present)   (registered
                           investment companies); Vice President, Deutsche Asset
                           Management,   Inc.   (2000  to  present);   Formerly,
                           Director,  ISI Family of Funds (registered investment
                           company; 4 funds overseen) (1992-1999).

---------------------------------------------------------------------------------------------------------------------


Officers


--------------------------------------------------------------------------------------------------------------------

Name, Date of Birth,
Position with the
Fund and Length of Time    Business Experience and Directorships
Served^1,2                 During the Past 5 Years

--------------------------------------------------------------------------------------------------------------------

Kenneth Murphy^5           Vice President, Deutsche Asset Management (September 2000-present); Vice President,
10/13/63                   Scudder Distributors, Inc. (December 2002-present). Formerly, Director, John Hancock
Vice President and         Signature Services (1992-2000).
Anti-Money Laundering
Compliance Officer since
2002

---------------------------------------------------------------------------------------------------------------------

Charles A. Rizzo^5         Director, Deutsche Asset Management (April 2000 to present). Formerly, Vice President and
8/5/57                     Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.)
Treasurer since 2002       (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP)
                           (1993-1998).

---------------------------------------------------------------------------------------------------------------------

Daniel O. Hirsch           Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global
3/27/54                    Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002),
Vice President since 2003  Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999);
and Secretary since 2002   Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

---------------------------------------------------------------------------------------------------------------------

John Millette^5             Director, Deutsche Asset Management
8/23/62
Assistant Secretary
2003-present

---------------------------------------------------------------------------------------------------------------------

Bruce A. Rosenblum         Director, Deutsche Asset Management (2002-present).
9/14/60
Assistant Secretary
since 2002


                                       56


--------------------------------------------------------------------------------------------------------------------

Name, Date of Birth,
Position with the
Fund and Length of Time    Business Experience and Directorships
Served^1,2                 During the Past 5 Years

--------------------------------------------------------------------------------------------------------------------

Caroline Pearson^5          Managing Director, Deutsche Asset Management.
4/1/62
Assistant Secretary since
2002

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Salvatore Schiavone^5       Director, Deutsche Asset Management
11/03/65
Assistant Treasurer since
2003

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Lucinda Stebbins^5          Director, Deutsche Asset Management
11/19/45
Assistant Treasurer since
2003

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Kathleen Sullivan D'Eramo^5 Director, Deutsche Asset Management
1/27/57
Assistant Treasurer since
2003

---------------------------------------------------------------------------------------------------------------------



^1 Unless otherwise indicated, the mailing address of each Director and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.

^2 Length of time served represents the date that each Director or Officer first began serving in that position with Scudder Investors Funds, Inc. (formerly Deutsche Investors Funds, Inc.) of which this Fund is a series.

^3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

^4 Mr. Hale is a Director who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is President of ICCC, Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

^5       Address: Two International Place, Boston, Massachusetts.

Director Ownership in the Fund

                                                                                  Aggregate Dollar Range of
                                                                                   Ownership as of 12/31/02
                                          Dollar Range of Beneficial               in all Funds Overseen by
              Director                     Ownership in the Fund^1              Director in the Fund Complex
              --------                      -----------------------             -----------------------------
Independent Directors:

Richard R Burt*                                 $1-$10,000                          Over $100,000
S. Leland Dill                                  None                                Over $100,000
Martin J. Gruber                                None                                $10,001-$50,000
Joseph R. Hardiman*                             None                                Over $100,000


                                       57

                                                                                  Aggregate Dollar Range of
                                                                                   Ownership as of 12/31/02
                                          Dollar Range of Beneficial               in all Funds Overseen by
              Director                     Ownership in the Fund^1              Director in the Fund Complex
              --------                      -----------------------             -----------------------------
Richard J. Herring                              None                                $50,001-$100,000
Graham E. Jones                                 None                                Over $100,000
Rebecca W. Rimel*                               None                                Over $100,000
Philip Saunders, Jr.                            None                                Over $100,000
William N. Searcy                               None                                $1-$10,000
Robert H. Wadsworth*                            $10,001-$50,000                     Over $100,000

Interested Director
Richard T. Hale                                 None                                Over $100,000

* The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

^1 Securities beneficially owned as defined under the Securities Exchange Act of 1934 include direct and/or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
         over $100,000.

Neither the Corporation nor the Portfolios Trust requires employees, and none of the executive officers devotes full time to the affairs of the Corporation or Portfolios Trust or receives any compensation from the Fund or the Portfolio.


Some of the Directors of the Corporation are customers of, and have had normal brokerage transactions with, Deutsche Bank Securities Inc. in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.


As of October 31, 2003, the Corporation's Directors and Officers as a group owned less than 1% of the Fund's outstanding Class A, Class B, and Class C Shares.

Ownership in Securities of the Advisors and Related Companies


As reported to the Fund, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2002. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                                                   Value of
                               Owner and                                        Securities on       Percent of
                              Relationship                                       an Aggregate      Class on an
Independent Director          to Director        Company      Title of Class        Basis        Aggregate Basis
--------------------          -----------        -------      --------------        -----        ---------------
Richard R. Burt                                   None
S. Leland Dill                                    None
Martin J. Gruber                                  None
Joseph R. Hardiman                                None
Richard Herring                                   None
Graham E. Jones                                   None
Rebecca W. Rimel                                  None
Philip Saunders, Jr.                              None
William N. Searcy                                 None
Robert H. Wadsworth                               None

Information Concerning Committees and Meetings of Directors

The Board of Directors of the Corporation met five times during the calendar year ended December 31, 2002 and each Director attended at least 75% of the meetings of the Board and meetings of the committees of the Board of Directors on which such Director served.

Board Committees. The Corporation's Board currently has the following committee:

Audit Committee: The Audit Committee selects the independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as it deems necessary or appropriate. The Audit Committee approves all significant services proposed to be performed by the independent auditors and considers the possible effect of such services on their independence. The members of the Audit Committee are S. Leland Dill (Chairman) and all of the Non-Interested Directors. The Audit Committee met five times during the calendar year ended December 31, 2002.

Nominating  and  Governance  Committee:  The  primary  responsibilities  of  the
Nominating and Governance Committee, consisting of all the Independent Directors, are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates. The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met once during the last calendar year.

Pricing Committee: The Pricing Committee is authorized to act for the Board of Directors in connection with the valuation of portfolio securities held by the Fund in accordance with the Corporation's Valuation Procedures. Messrs. Hale, Jones and Searcy are members of the Pricing Committee, while Messrs. Burt, Dill, Saunders and Wadsworth are alternates. Two Directors are required to constitute a quorum for meetings of the Pricing Committee. The Pricing Committee met six times during the most recent calendar year.

Remuneration. Independent Directors do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Directors who are employees of the Advisors or their affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisors, or their affiliate, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Director from the Fund and the Portfolio Trust and aggregate compensation from the Fund Complex during the calendar year 2002.

                                                                                    Total Compensation Paid to
                              Compensation from the      Pension or Retirement          Directors from the
                                 Corporation and       Benefits Accrued as Part    Corporation, Portfolios Trust
Name of Director                Portfolios Trust           of Fund Expenses           and the Fund Complex^2,3
----------------                ----------------           ----------------           ------------------------

Richard R. Burt                            $61                    $0                                 $124,500
S. Leland Dill1                            $64                    $0                                 $102,250

Martin J. Gruber^1                         $61                    $0                                 $109,000
Richard T. Hale                             $0                    $0                                       $0
Joseph R. Hardiman                         $61                    $0                                  $96,000
Richard J. Herring^1                       $61                    $0                                  $99,750
Graham E. Jones^1                          $61                    $0                                  $80,500

Louis E. Levy                               $0                    $0                                 $158,846
Eugene J. McDonald                          $0                    $0                                  $35,000
Rebecca W. Rimel                           $61                    $0                                  $96,000


                                       66

                                                                                    Total Compensation Paid to
                              Compensation from the      Pension or Retirement          Directors from the
                                 Corporation and       Benefits Accrued as Part    Corporation, Portfolios Trust
Name of Director                Portfolios Trust           of Fund Expenses           and the Fund Complex^2,3
----------------                ----------------           ----------------           ------------------------

Philip Saunders, Jr.^1                     $61                    $0                                  $99,750
William N. Searcy^1                        $61                    $0                                  $83,500
Truman T. Semans                            $0                    $0                                       $0
Carl W. Vogt                                $0                    $0                                 $146,346
Robert H. Wadsworth                       $$61                    $0                                 $126,000

^1       Elected Director of the Fund effective July 30, 2002.

^2 Of amounts payable to Ms. Rimel and Messrs. Burt, Hardiman, Levy, McDonald, Saunders, Vogt and Wadsworth, $88,611, $29,612, $52,058, $34,547, $34,547, $19,468, $29,612 and $29,612 respectively, was deferred pursuant to a deferred compensation plan.

^3 During calendar year 2002, the total number of funds in the Fund Complex was 201. During calendar year 2002, the total number of funds overseen by each Director was 84 except for Messrs. Burt (86 funds), Gruber (85 funds), Hale (198 funds), Hardiman (82 funds), Levy (81 funds), McDonald (28 funds), Semans (28 funds), Vogt (81 funds) and Wadsworth (87 funds).

^4 During calendar year 2002, as retirement payments, James Cunnane, Harry Woolf and Alonzo Decker received from the Fund Complex, $17,964, $28,379 and $4,875, respectively.

Certain funds in the Fund Complex, including this Fund, have adopted a Retirement Plan for Directors who are not employees of the Corporation, the Corporation's Administrator or its respective affiliates (the "Retirement Plan"). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund. As of December 31, 2000 Messrs. McDonald and Levy qualified for, but had not received, benefits.

Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2001 were as follows: for Mr. McDonald, 9 years; for Mr. Levy, 7 years; for Ms. Rimel and Mr. Vogt, 6 years; for Mr. Hardiman, 3 years; and for Mr. Burt and Mr. Wadsworth, 2 years.


                      Estimated Annual Benefits Payable By Fund Complex Upon Retirement
Years of Service                     Chairmen of Audit and Executive Committees                  Other Participants
----------------                     ------------------------------------------                  ------------------

6 years                                                    $4,900                                         $3,900



                                       67

                      Estimated Annual Benefits Payable By Fund Complex Upon Retirement
Years of Service                     Chairmen of Audit and Executive Committees                  Other Participants
----------------                     ------------------------------------------                  ------------------
7 years                                                    $9,800                                         $7,800

8 years                                                   $14,700                                        $11,700

9 years                                                   $19,600                                        $15,600

10 years or more                                          $24,500                                        $19,500


Effective February 12, 2001, the Board of Directors of the Corporation, as well as each fund participating in the Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Directors. The amendments provided that no further benefits would accrue to any current or future directors and included a one-time payment of benefits accrued under the Plan to Directors, as calculated based on the following actuarial assumptions: (1) retirement benefits at the later of age 65 or 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Director's election, this one-time payment could be transferred into the Directors' Deferred Compensation Plan, described below.


Any Director who receives fees from the Corporation is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Levy, McDonald, Burt, Wadsworth, Hardiman, Vogt and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among certain funds in the Scudder Family of Funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Code of Ethics


The Fund, the Advisor, the Subadvisor and the Fund's principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Directors, officers of the Corporation and employees of the Advisor, Subadvisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's and Subadvisor's Codes of Ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's and Subadvisor's Codes of Ethics prohibit certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and require the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's and Subadvisor's Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

Advisor

The Fund has not retained the services of an investment manager or advisor because the Fund seeks to achieve its investment objectives by investing all of its investable assets in the Portfolio.


The Portfolio is managed by a team of investment professionals who each play an important role in its management process. Team members work together to develop investment strategies and select securities for the Portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor and its affiliates believe its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Portfolio, as well as team members who have other ongoing management responsibilities for the Portfolio, are identified in the Fund's prospectus, as of the date of the Fund's prospectus. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

Investment Company Capital Corp. ("ICCC") is the investment advisor for the Portfolio. Prior to May 7, 2001, Deutsche Fund Management, Inc. was the Portfolio's investment advisor.

ICCC is a Maryland corporation and registered investment advisor. The address for ICCC is One South Street, Baltimore, Maryland 21202. ICCC is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including mutual funds, retail, private and commercial banking, investment banking and insurance.


For its services, ICCC is entitled to receive an annual fee from the Portfolio, which is computed daily and paid monthly, equal to 0.85% of the average daily net assets of the Portfolio. (See the table entitled "Fees Paid by the Portfolios Trust" for advisory fees paid by the Portfolio to the Advisor for the last three fiscal years.)


ICCC, in its capacity as Advisor and administrator, has contractually agreed to reduce its annual fees, if necessary, or to make payments to the Fund to the extent necessary, so that the Fund's annual expenses do not exceed 1.15% of the Class A Shares' average daily net assets, including expenses of the Portfolio, 1.90% of the Class B Shares' average daily net assets and 1.90% of the Class C Shares' average daily net assets. The contractual expense limitation agreement is effective through December 31, 2004.

Subject to the overall supervision of the Portfolios Trust's Trustees, ICCC is responsible for the day-to-day investment decisions, the execution of portfolio transactions and the general management of the Portfolio's investments and provides certain supervisory services. Under its investment advisory agreement with the Portfolios Trust (the Advisory Agreement), ICCC is permitted, subject to the approval of the Board of Trustees of the Portfolios Trust, to delegate to a third party responsibility for management of the investment operations of each Portfolio. ICCC has delegated this responsibility to DeAM, Inc., Portfolio's Sub-Advisor. ICCC retains overall responsibility for supervision of the investment management program for the Portfolio.


Investment Sub-Advisor


On behalf of the Portfolios Trust, ICCC has entered into an investment sub-advisory agreement with DeAM, Inc. for the Portfolio. DeAM, Inc. is a registered investment advisor. It is the Sub-Advisor's responsibility, under the overall supervision of ICCC, to conduct the day-to-day investment decisions of the Portfolio, arrange for the execution of portfolio transactions and generally manage the Portfolio's investments in accordance with its investment objective, policies and restrictions. For these services, DeAM, Inc. receives from ICCC and not the Portfolio, an annual fee, which is computed daily and may be paid monthly, equal to 0.60% of the average daily net assets of the Portfolio. (See the table entitled "Fees Paid by the Portfolios Trust" for sub-advisory fees paid by the Advisor to DeAM, Inc. for the last three fiscal years.) The Sub-Advisor may waive a portion of the fees it receives from ICCC.


The Sub-Advisor shall not be liable to the Corporation, Portfolios Trust or the Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract.


Advisory Contract Approval

The Investment Advisory Agreement and the Sub-Advisory Agreement has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the Portfolio's Board of Directors or by a majority of the outstanding voting securities of the Portfolio, and in either event, by a majority of the Independent Directors of the Portfolio's Board who have no direct or indirect financial interest in such agreements, with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). In approving the continuation of the Portfolio's Investment Advisory Agreement and the Sub-Advisory Agreement, the Board, including the Independent Directors, carefully considered (1) the nature and quality of services to be provided to the Portfolio; (2) the Advisor's compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with the Portfolio through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisor benefited, at least indirectly, from certain securities lending, custody and brokerage relationships between the Portfolio and affiliates of the Advisor (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisor received from the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Portfolio. After requesting and reviewing such information, as they deemed necessary, the Board concluded that the continuance of the Investment Advisory Agreement and the Sub-Advisory Agreement was in the best interest of the Portfolio and its shareholders. The Portfolio or the Advisor may terminate the Investment Advisory Agreement and the Sub-Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement and the Sub-Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment adviser, subject to the Board's general oversight. The Fund has delegated proxy voting to the adviser with the direction that proxies should be voted consistent with the Fund's best economic interests. The adviser has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the adviser and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the adviser's general position on various proposals, such as:

o Shareholder Rights - The adviser generally votes against proposals that restrict shareholder rights.

o Corporate Governance - The adviser generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o Anti-Takeover Matters - The adviser generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification. The adviser generally votes for fair price proposals.

o Routine Matters - The adviser generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The adviser generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the adviser or an affiliate serves as investment adviser or principal underwriter ("affiliated investment companies"). The adviser votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the adviser's general voting positions on various proposals, the adviser may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which the adviser or an affiliate serves as investment adviser or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic benefits from voting outweigh the costs associated with voting. For example, the Advisor may not vote proxies on certain foreign securities local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.


                             BROKERAGE TRANSACTIONS


The Portfolios Trust trades securities for the Portfolio if it believes that a transaction net of costs (including custodian charges) will help achieve the Portfolio's investment objective. Changes in the Portfolio's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for the Portfolio are made by its portfolio managers who are employees of the Sub-Advisor. The portfolio managers may serve other clients of the Sub-Advisor in a similar capacity.


The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Sub-Advisor attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Portfolio and other clients of the Sub-Advisor on the basis of factors such as their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Sub-Advisor normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Sub-Advisor on the tender of the Portfolio's securities in so-called tender or exchange offers.

In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Advisor seeks for the Portfolio, in its best judgment, prompt execution in an effective manner at the most favorable price. Subject to this requirement of seeking the most favorable execution, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Sub-Advisor or the Portfolio or who have sold or are selling Shares of the Fund and other mutual funds distributed by the Distributor, subject to any applicable laws, rules and regulations.

The investment sub-advisory fee that the Advisor pays to the Sub-Advisor will not be reduced as a consequence of the Sub-Advisor's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Sub-Advisor, the Sub-Advisor will, through the use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.


In certain instances there may be securities that are suitable as an investment for the Portfolio as well as for one or more of the Sub-Advisor's other clients. Investment decisions for the Portfolio and for the Sub-Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Portfolio. When purchases or sales of the same security for the Portfolio and for other portfolios managed by the Sub-Advisor occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

Deutsche Bank AG or one of its subsidiaries or affiliates may act as one of the agents of the Portfolio in the purchase and sale of portfolio securities, options or futures transactions when, in the judgment of the Sub-Advisors, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers or futures commission merchants. As one of the principal brokers for the Portfolio, Deutsche Bank AG or its affiliates may receive brokerage commissions or other transaction-related compensation from the Portfolio.


In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, the Advisor may consider services in connection with the sale of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.


The Sub-Advisor may direct a portion of the Portfolio's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Portfolio to pay other unaffiliated service providers on behalf of the Portfolio for services provided for which the Portfolio would otherwise be obligated to pay. Such commissions paid by the Portfolio are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.


For the fiscal year ended August 31, 2001, the Portfolio paid $5,213 in aggregate brokerage commissions.

For the fiscal year ended August 31, 2002, the Portfolio paid $35,228 in aggregate brokerage commissions.

For the fiscal year ended August 31, 2003, the Portfolio paid $23,188 in aggregate brokerage commissions.

                                    Percentage of        Percentage of        Dollar Amount of      Dollar Amount of
                                  Commissions Paid  Transactions Involving   Commissions Paid to      Transactions
                                    to Affiliated     Commissions Paid to        Brokers for         Allocated for
Name of Fund                           Brokers        Affiliated Brokers      Research Services    Research Services
------------                           -------        ------------------      -----------------    -----------------
Top 50 US Fund                           0%                   0%                      $17,485          $20,261,634


                                  ADMINISTRATOR

ICCC serves as administrator of the Fund. The Administrative Services Appendix to the Master Services Agreement provides that the Administrator, in return for its fee, will (a) supervise and manage all aspects of the Fund's operations, other than portfolio management and distribution; (b) provide the Fund with such executive, administrative, clerical and bookkeeping services as are deemed advisable by the Fund's Board of Directors; (c) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services including all items for any offices as are deemed advisable by the Fund's Board of Directors; (d) supervise the operations of the Fund's Transfer and dividend disbursing Agent; and (e) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders and reports to and filings with the SEC and State Blue Sky authorities.

Under the Administrative Services Appendix to the Master Services Agreement, the Fund pays ICCC an annual fee based on the Fund's average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accruals are paid monthly, at the annual rate of 0.15% of the Fund's average daily net assets.

Administrative Agent to the Portfolio


ICCC serves as administrative agent to the Portfolio. As Administrator, ICCC (i) files and maintains governing documents, registration statements and regulatory filings; (ii) maintains a telephone line; (iii) approves annual expense budgets;
(iv) authorizes expenses; (v) distributes materials to the Trustees of the Portfolios Trust; (vi) authorizes dividend distributions; (vii) maintains books and records; (viii) files tax returns; and (ix) maintains the investor register.

Under the Administrative Services Appendix to the Master Services Agreement, the Portfolio pays ICCC an annual fee based on the Portfolio's average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accruals and paid monthly at the annual rate of 0.15% of the Portfolio's average daily net assets.


(See the table below entitled "Fees Paid by the Portfolios Trust" for administrative agent fee paid by the Portfolio to ICCC for the last three fiscal years.)

The Administrative Services Appendix to the Master Services Agreement may be terminated at any time, on waivable written notice within 60 days and without any penalty, by vote of the Fund's Board of Directors or by the Administrator. The agreement automatically terminates in the event of its assignment.

The Administrative Services Appendix to the Master Services Agreement obligates the Administrator to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits in performing the services provided for under the agreement, but the Administrator is not liable for any act or omission which does not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of duties and obligations on the part of the Administrator.

                          CUSTODIAN AND FUND ACCOUNTANT


Investors Bank & Trust Company ("IBT Co.") is custodian for the securities and cash of the Fund's and the Portfolio's assets. Foreign instruments purchased by the Portfolio are held by various sub-custodial arrangements employed by IBT Co. IBT Fund Services (Canada) Inc. ("IBT") provides fund accounting services to the Fund and the Portfolio including: (i) calculation of the daily net asset value for the Fund and the Portfolio; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal and state securities and other regulatory requirements; and (iii)
monitoring the Fund's and Portfolio's compliance with the requirements applicable to a regulated investment company under the Code. IBT Co. and IBT provide these services at the following annual rate of the average aggregate daily net assets of the Portfolio as specified below:


Maximum Custody and Accounting Fee*               Average Aggregate Daily Net Assets of the Portfolio
-----------------------------------               ---------------------------------------------------
        0.020 of 1%                                             on the first $200 million
        0.015 of 1%                                             on the next $800 million
        0.010 of 1%                                             on assets in excess of $1 billion

* The custodian fee received for the Portfolio shall be at least $40,000.


For the fiscal year ended August 31, 2003, IBT Co. and IBT were paid $54,826 for providing custody and accounting services.


                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT


Scudder Investments Service Company ("SISvC") serves as transfer agent of the Corporation and of the Fund pursuant to a transfer agency agreement. Under its transfer agency agreement with the Corporation, the Transfer Agent maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and causes to be distributed any dividends and distributions payable by the Fund. The Transfer Agent may be reimbursed by the Fund for its out-of-pocket expenses. Prior to December 16, 2002, Investment Company Capital Corp. acted as the Fund's transfer and dividend disbursing agent.

The Fund pays the Transfer Agent a fee based on the size, type, and number of accounts and transactions made by shareholders. As compensation for these services, the Fund pays the Transfer Agent a base fee of $4,162.40 per class; up to $17.15 for open accounts per account per year; and $2.30 for closed accounts per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended August 31, 2003, the amount charged to the Fund by ICCC and SISvC aggregated $22,253.

Pursuant to a sub-transfer agency agreement between the Transfer Agent and DST Systems, Inc. ("DST"), the Transfer Agent has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by the Transfer Agent, not by the Fund.


                             INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, is the independent accountant for the Corporation and Portfolios Trust. The independent accountants conduct annual audits of financial statements, assist in the preparation and/or review of federal and state income tax returns and provide consulting as to matters of accounting and federal and state income taxation for the Fund or Portfolio, as the case may be.

                                  LEGAL COUNSEL


Willkie Farr & Gallagher LLP serves as counsel to the Fund and the Portfolios Trust.


                      Fees Paid by the Portfolios Trust for
                    Services for Fiscal Year Ended August 31,



      Advisory Fee                   Sub-Advisory Fee*             Operations Agent Fee**        Administrative Agent Fee
      ------------                   -----------------             ----------------------        ------------------------
  2003       2002       2001       2003       2002       2001       2003      2002       2001       2003       2002     2001
  ----       ----       ----       ----       ----       ----       ----      ----       ----       ----       ----     ----

$187,336   $253,241   $311,150   $100,558   $139,283   $164,727      NA        NA       $60,000    $24,386   $49,803   $50,000

* The sub-advisory fee is paid by the advisor out of the advisory fee it receives from the Portfolio.

** The Operations Agency Agreement was terminated by the Board of Directors on August 2001.



                              Fees Paid by the Fund
                  Services for the Fiscal Year Ended August 31,
                  ---------------------------------------------

                               Administrative Fee
                               ------------------
                                2003           2002           2001
                                ----           ----           ----
                             $33,059        $49,803        $75,187

                              FINANCIAL INFORMATION


The Financial Statements, including notes thereto and the report of PricewaterhouseCoopers LLP for the Fund and Portfolio for the fiscal year ended August 31, 2003, were audited by PricewaterhouseCoopers LLP and are incorporated herein by reference to the Annual Reports to Shareholders of the Scudder Top 50 US Fund, series of Scudder Investors Funds, Inc. dated August 31, 2003 and filed with the SEC.

                             ADDITIONAL INFORMATION

Internet Access

World Wide Web Site -- The address of the Scudder Funds site is www.scudder.com. This site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on the Funds.

Account Access -- Scudder Funds is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

Scudder Funds' personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable.

Other Information

The CUSIP numbers for each class of the Fund are:


Class A Shares: 81116R101
Class B Shares: 81116R200
Class C Shares: 82226R309


The Fund has a fiscal year ending August 31st.

The Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Corporation has filed with the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of the Fund and certain other series of the Corporation. If further information is desired with respect to the Corporation, the Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                                   APPENDIX A

Member States of the European Union

Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden, United Kingdom

Organization for Economic Cooperation and Development Members

Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Japan, Korea, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, Spain, Sweden, Switzerland, Turkey, United Kingdom, United States

States Party to the Convention on the European Economic Area

Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Liechtenstein, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, United Kingdom

Exchanges in European countries which are not Member States European Union and not States Party to the Convention on the European Economic Area.

Czech Republic
    Prague

Hungary
    Budapest

Slovakia
    Bratislavia

Switzerland
    Basel, Geneva, Zurich

Exchanges in Non-European countries

Argentina
    Buenos Aires

Australia
    ASX (Sydney, Hobart, Melbourne, Perth)

Brazil
    Sao Paulo, Rio de Janiero

Canada
    Toronto, Vancouver, Montreal

Chile
    Santiago

Hong Kong
    Hong Kong Stock Exchange

India
    Mumbai, Calcutta, Delhi, Madras

Indonesia
    Jakarta

Japan
    Tokyo, Osaka, Nagoya, Kyoto, Fukuoto, Niigata, Sapporo, Hiroshima

Malaysia
    Kuala Lumpur

Mexico
    Mexico City

New Zealand
    Wellington Christchurch/Invercargill, Auckland

Peru
    Lima

Philippines
    Manila

Singapore
    Singapore

South Africa
    Johannesburg

South Korea
    Seoul

Taiwan
    Taipei

Thailand
    Bangkok

USA

American Stock Exchange (AMEX), Boston, Chicago, Cincinnati, New York Stock Exchange (NYSE), Philadelphia, San Francisco Pacific Stock Exchange, Los Angeles Pacific Stock Exchange

Regulated Markets in countries which are not members of the European Union and not contracting states of the treaty on the European Economic Area

Over-the Counter Market

Switzerland

Free Trading Zurich, Free Trading Geneva, Exchange Bern Over the Counter Market of the members of the International Securities Market Association (ISMA), Zurich

NASDAQ-System


Over-the-Counter Market (organized markets by the NASD

                                   APPENDIX B

STANDARD & POOR'S

Long-Term Debt Rating Definitions

AAA -- The highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- A very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A -- A strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB -- Regarded as having an adequate capacity to pay interest and repay principal. Although normally exhibiting adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB -- Less near-term vulnerability to default than other speculative issues. However, faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B -- A greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. Also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC -- A currently identifiable vulnerability to default, and dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, not likely to have the capacity to pay interest and repay principal. Also used for debt subordinated to senior debt that is assigned an actual or implied B or B rating.

CC -- Typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C -- Typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. May be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Commercial Paper (CP) Ratings

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1 -- Indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Short-Term Municipal Obligation Ratings

A Standard & Poor's (S&P) note rating reflects the liquidity concerns and market access risks unique to notes.

SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

Variable Rate Demand Notes (VRDNS) And Tender Option Bonds (TOBS) Ratings

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a variable rate demand feature. The first rating (long-term rating) addresses the likelihood of repayment of principal and interest when due, and the second rating (short-term rating) describes the demand characteristics. Several examples are AAA/A-1+, AA/A-1+, A/A-1. (The definitions for the long-term and the short-term ratings are provided below.)

MOODY'S INVESTORS SERVICE

Long-Term Bond Rating Definitions

Aaa -- Judged to be of the best quality. The smallest degree of investment risk and generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Judged to be of high quality by all standards. Together with the Aaa group, comprise what are generally known as high-grade bonds. Rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A  --  Possess  many   favorable   investment   attributes   and  considered  as
upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Considered as medium-grade obligations (i.e., neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Judged to have speculative elements; future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Poor standing. May be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- The lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial Paper Ratings

P-1 -- A superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 -- A strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Short-Term Municipal Obligation Ratings

Moody's Investor Service (Moody's) short-term ratings are designated Moody's Investment Grade (MIG or VMIG). (See below.) The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1 -- Denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2 -- Denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Variable Rate Demand Notes (VRDNs) and Tender Option Bonds (TOBS) Ratings

Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

FITCH, INC.

Long-Term Debt Rating Definitions

AAA -- Investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A -- Considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC -- Certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC -- Minimally protected. Default in payment of interest and/or principal seems probable over time.

C -- Imminent default in payment of interest or principal.

Short-Term Debt Rating Definitions

F-1+ -- Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 -- Very Strong Credit Quality. Issues assigned this rating reflect an assurance for timely payment, only slightly less in degree than issues rated F-1+.

F-2 -- Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

Commercial Paper Rating Definitions

FITCH-1 -- (Highest Grade) Regarded as having the strongest degree of assurance for timely payment.

FITCH-2 -- (Very Good Grade) Assurance of timely payment only slightly less in degree than the strongest issues.

Long-Term Debt Ratings

NR -- Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1) -- The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody's.

NR(2) -- The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody's.

NR(3) -- The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody's.

Other Considerations

Among the factors considered by Moody's in assigning bond, note and commercial paper ratings are the following: (i) evaluation of the management of the issuer;
(ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer's products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of 10 years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Among the factors considered by S&P in assigning bond, note and commercial paper ratings are the following: (i) trend of earnings and cash flow with allowances made for unusual circumstances, (ii) stability of the issuer's industry, (iii) the issuer's relative strength and position within the industry and (iv) the reliability and quality of management.

                                    ADDRESSES

Top 50 US Fund

One South Street
Baltimore, MD 21202


Investment Advisor to the Portfolio
Investment Company Capital Corp.
One South Street
Baltimore, MD  21202

Sub-Advisor to the Portfolio
Deutsche Asset Management, Inc.
280 Park Avenue

New York, NY 10017


Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606


Transfer Agent and Dividend Disbursing Agent
Scudder Investment Service Company
222 South Riverside Plaza
Chicago, IL 60606

Administrator
Investment Company Capital Corp.
One South Street
Baltimore, MD  21202

Custodian
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116


Independent Accountants

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110


Legal Counsel

Willkie, Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

                           PART C. OTHER INFORMATION.

Item 23           Exhibits:
                  ---------

   (a)   (i)      Copy of Articles of Amendment and Restatement of the
                  Registrant; (2)

         (ii)     Conformed copy of Articles of Amendment; (6)

         (iii)    Conformed copy of Articles Supplementary of Registrant; (6)

         (iv)     Conformed copy of Articles of Amendment Certificate of
                  Correction; (6)

         (v)      Conformed copy of Articles of Amendment; (8)

         (vi)     Conformed copy of Articles of Amendment; (12)

         (vii)    Conformed copy of Articles Supplementary; (12)

         (viii)   Conformed Copy of Articles of Amendment is filed herein.

   (b)   (i)      Copy of By-Laws of the Registrant; (1)

         (ii)     Copy of Amendment #1 to the By-Laws; (9)

         (iii) Copy of Amendment to the By-Laws dated December 18, 2002 is filed herein.

   (c) Copy of Specimen Certificate for shares of common stock of the Registrant; (5)

   (d)   (i)      Copy of Investment Advisory Agreement of the Registrant; (2)

         (ii)     Conformed Copy of Investment Advisory Agreement between
                  Deutsche Investors Portfolios Trust and Investment Company
                  Capital Corp. ("ICCC"); (14)

         (iii)    Conformed Copy of Sub-Advisory Agreement among Deutsche
                  Investors Portfolios Trust , Deutsche Asset Management, Inc.
                  and ICCC; (14)

         (iv)     Form of Expense Limitation Agreements between Registrant and
                  ICCC; (14)

         (v) Form of Expense Limitation Agreement between the Registrant, on behalf of Japanese Equity Fund, and ICCC; (15)

         (vi) Expense Limitation Agreement, dated September 5, 2002, between the Registrant, on behalf of Japanese Equity Fund, and Deutsche Asset Management, Inc; (17)

         (vii) Investment Advisory Agreement, dated September 5, 2002, between Deutsche Investors Portfolios Trust and Deutsche Asset
                  Management, Inc.; (17)

         (viii)   Sub-Advisory Agreement, dated September 5, 2002, among
                  Deutsche Investors Portfolios Trust, Deutsche Asset
                  Management, Inc and Deutsche Asset Management (Japan) Limited;
                  (17)

         (ix) Expense Limitation Agreement, dated January 1, 2003 between the Registrant, on behalf of Global Biotechnology Fund, and ICCC; (+)

                                Part C - Page 1

            (x)   Sub-Advisory Agreement, dated September 1, 2003, between the
                  Registrant, on behalf of Global Biotechnology Fund, and Deutsche Asset Management International GmbH. (+)

        (e) (i) Conformed copy of Distributor's Contract including Exhibits A and B thereto.

            (ii)  Conformed copy of Exhibit C to the Distributor's
                  Contract; (6)

            (iii) Form of Distribution Agreement including Appendix A
                  and B thereto; (7)

            (iv)  Conformed copy of Mutual Funds Sales and Service
                  Agreement; (4)

            (v) The Underwriting and Distribution Services Agreement, between the Registrant and Scudder Distributors, Inc., dated July 15, 2002; (15)

        (f)       Not applicable;

        (g) (i)   Conformed copy of Custodian Agreement between
                  Investors Bank and Trust and the Registrant; (14)

            (ii)  Custodian Agreement between Deutsche Portfolios and
                  Investors Bank and Trust Company; (14)

            (iii) Conformed copy of Delegation Agreement between
                  Deutsche Portfolios and Investors Bank and Trust
                  Company including Appendix A-D; (6)

        (h) (i) Conformed copy of Master Services Agreement between Investment Company Capital Corporation and the
                  Registrant dated September 1, 2000, amended through
                  July 6, 2001; (14)

            (ii)  Conformed copy of Fund Accounting Agreement between
                  IBT Fund Services (Canada) Inc. and the Registrant; (4)

            (iii) Conformed copy of Appendix A-C to Fund Accounting
                  Agreement between IBT Fund Services (Canada) Inc. and the Registrant; (6)

            (iv)  Conformed copy of Services Agreement; (4)

            (v)   Form of Amendment #1 to Exhibit 1 of the Services Agreement; (6)

            (vi)  Conformed copy of Letter Agreement between Deutsche
                  Investors Funds, Inc. (formerly Flag Investors Funds, Inc.) and ICCC; (11)

            (vii) Agency Agreement between the Registrant and Scudder
                  Investment Service Company, dated July 15, 2002; (15)

            (viii)Fund Accounting Agreement dated June 3, 2002 between
                  ICCC, on behalf of Global Biotechnology Fund and Scudder Fund Accounting Corporation is filed herein.

            (ix) Transfer Agency Agreement dated December 16, 2002 between Scudder Investment Service Company and the
                  Registrant is filed herein.

        (i) (i)   Opinion of Counsel as to legality of shares being registered; (11)

            (ii)  Legal Opinion of Counsel; (18)


                                Part C - Page 2

        (j)       Consent of Independent Auditors is filed herein;

        (k)       Not applicable;

        (l)       Copy of investment representation letters from initial shareholders; (3)

        (m) (i)   Conformed copy of Distribution and Services Plan; (4)

            (ii)  Conformed copy of Exhibit C to the Distribution and Service Plan; (6)

        (n)       Conformed copy of Amended and Restated Multiple Class
                  Plan including Exhibit A; (10)

        (o)       Not Applicable.

        (p)       Codes of Ethics

            (i)   Code of Ethics of Registrant; (14)

            (ii)  Investment Company Capital Corp.; (11)

            (iii) DWS International Portfolio Management GmbH Code of
                  Ethics; (14)

            (iv)  Deutsche Asset Management, Inc. Code of Ethics; (14)

            (v)   Deutsche Asset Management, Inc. Code of Ethics, dated
                  July, 2002; (15)

            (vi)  Scudder Funds Code of Ethics, dated April 5, 2002;
                  (15)

            (vii) Deutsche Asset Management Code of Ethics, dated September 3, 2002 (16)

            (viii)Deutsche Asset Management (Japan) Limited Code of
                  Ethics (16)

            (ix)  Deutsche Asset Management - U.S. Code of Ethics, dated
                  April 15, 2003 is filed herein.

        (q)       Conformed copy of Powers of Attorney (17).

(+)      To be filed by amendment.

(1) Response is incorporated by reference to Registrant's Registration Statement on Form N-1A filed on May 23, 1997. (File Nos. 333-7008 and 811-8227).

(2) Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 4 on Form N-1A filed on August 1, 1997. (File Nos. 333-7008 and 811-8227).

(3) Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 6 on Form N-1A filed on September 23, 1997. (File Nos. 333-7008 and 811-8227).

(4) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 1 on Form N-1A filed on April 13, 1998. (File Nos. 333-7008 and 811-8227)

(5) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 2 on Form N-1A filed on September 1, 1998. (File Nos. 333-7008 and 811-8227).

(6) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 3 on Form N-1A filed on November 2, 1998. (File Nos. 333-7008 and 811-8227).

                                Part C - Page 3

(7) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 5 on Form N-1A filed on October 29, 1999. (File Nos. 333-7008 and 811-8227).

(8) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 6 on Form N-1A filed on December 30, 1999. (File Nos. 333-7008 and 811-8227).

(9) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 8 on Form N-1A filed on March 31, 2000. (File Nos. 333-7008 and 811-8227).

(10) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 9 on Form N-1A filed on June 1, 2000 (File Nos. 333-7008 and 811-8227).

(11) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 10 on Form N-1A filed on December 29, 2000 (File Nos. 333-7008 and 811-8227).

(12) Response is incorporated by reference to Registrant's Registration Statement on Form N-1A filed on March 30, 2001 (File No. 333-7008 and 811-8227).

(13) Response is incorporated by reference to Registrant's Registration Statement on Form N-1A filed on December 11, 2001 (File Nos. 333-7008 and 811-8227).

(14) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 23 on Form N-1A filed on December 28, 2001 (File Nos. 333-7008 and 811-8227).

(15) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 26 on Form N-1A filed on July 15, 2002 (File Nos. 333-7008 and 811-8227).

(16) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 27 on Form N-1A filed on October 31, 2002 (File Nos. 333-7008 and 811-8227).

(17) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 27 on Form N-1A filed on November 29, 2002 (File Nos. 333-7008 and 811-8227).

(18) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 29 on Form N-1A filed on December 27, 2002 (File Nos. 333-7008 and 811-8227).


Item 24           Persons Controlled By or Under Common Control with Registrant:
-------           -------------------------------------------------------------

                  None

Item 25           Indemnification:
-------           ----------------

                  Reference is made to Article EIGHT of Registrant's Articles of Amendment and Restatement.

                  Registrant, its Directors and officers, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

                  Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate


                                Part C - Page 4
                  jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26           Business And Other Connections of Investment Adviser:
-------           ---------------------------------------------------- -

                  During the last two fiscal years, no director or officer of Investment Company Capital Corp. ("ICCC"), the Top 50 Fund's investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

                  During the last two fiscal years, no director or officer of Deutsche Asset Management Inc. ("DeAM"), the Top 50 Fund's investment advisor, has engaged in any other business, profession, vocation, or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

                  During the last two fiscal years, no director or officer of Investment Company Capital Corp. ("ICCC"), the Global Biotechnology Fund's investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

                  During the last two fiscal years, no director or officer of Deutsche Asset Management International GmbH ("DeAMi"), Global Biotechnology Fund's investment sub-advisor, has engaged in any other business, profession, vocation, or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

                  During the last two fiscal years, no director or officer of Deutsche Asset Management Inc. ("DeAM"), the Japanese Equity Fund's investment advisor, has engaged in any other business, profession, vocation, or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

                  During the last two fiscal years, no director or officer of Deutsche Asset Management (Japan) Limited ("DeAMJ"), the Japanese Equity Fund's investment sub-advisor, has engaged in any other business, profession, vocation, or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 27           Principal Underwriters:
-------           -----------------------

                  (a)

                  Scudder Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for registered open-end management investment companies other funds managed by Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc. and Investment Company Capital Corp.

                  (b)

                  Information on the officers and directors of Scudder Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

                                Part C - Page 5

Scudder Distributors, Inc.
Name and Principal                     Positions and Offices with               Positions and
Business Address                       Scudder Distributors, Inc.               Offices with Registrant
----------------                       --------------------------               -----------------------

Thomas F. Eggers                       Chairman and Director                    None
345 Park Avenue
New York, NY 10154

Jonathan R. Baum                       Chief Executive Officer, President and   None
345 Park Avenue                        Director
New York, NY 10154

Michael L. Gallagher                   Vice President and Director              None
222 South Riverside Plaza
Chicago, IL  60606

John W. Edwards, Jr.                   Chief Financial Officer and Treasurer    None
60 Wall St.
New York, NY  10005

C. Perry Moore                         Chief Operating Officer and Vice         None
222 South Riverside Plaza              President
Chicago, IL  60606

Caroline Pearson                       Secretary                                Assistant Secretary
Two International Place
Boston, MA  02110-4103

Linda J. Wondrack                      Vice President and Chief Compliance      None
Two International Place                Officer
Boston, MA  02110-4103

David Edlin                            Vice President                           None
222 South Riverside Plaza
Chicago, IL  60606

Robert Froelich                        Vice President                           None
222 South Riverside Plaza
Chicago, IL  60606

M. Patrick Donovan                     Vice President                           None
Two International Place
Boston, MA  02110-4103

Kenneth P. Murphy                      Vice President                           None
Two International Place
Boston, MA  02110-4103

Philip J. Collora                      Assistant Secretary                      Vice President and Assistant
222 South Riverside Plaza                                                       Secretary
Chicago, IL  60606

                  (c)      Not applicable

                                Part C - Page 6

Item 28           Location Of Accounts and Records:
-------           --------------------------------

                  All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Scudder Investors Funds, Inc.                           One South Street
                                                        Baltimore, MD 21202

Deutsche Asset Management, Inc.                         280 Park Avenue
                                                        New York, NY 10017

Investment Company Capital Corp.                        One South Street
                                                        Baltimore, Maryland 21202

Deutsche Asset Management (Japan) Limited               Sanno Park Tower, 2-11-1
                                                        Nagata-Cho, Chiyoda-Ku,
                                                        Tokyo, Japan 100-6173

Deutsche Asset Management International GmbH            Mainzer Landstrasse 16
                                                        60325 Frankfurt am Main, Germany

Scudder Distributors, Inc. (Distributor)                222 South Riverside Plaza
                                                        Chicago, IL 60606

Investment Company Capital Corp.                        One South Street
(Transfer Agent, Administrator)                         Baltimore, MD 21202

IBT Fund Services (Canada) Inc.                         One First Place
(Fund Accountant)                                       King Street West
                                                        Suite 2800 P.O. Box 231
                                                        Toronto, Ontario M5X1C8

Investors Bank & Trust Co.                              200 Clarendon Street
(Custodian)                                             Boston, MA 02116

Item 29           Management Services:
-------           --------------------

                  Not applicable

Item 30           Undertakings:
-------           -------------

                  Registrant hereby undertakes to comply with the provisions of
                  Section 16(c) of the 1940 Act with respect to the removal of Directors and the calling of special shareholder meetings by shareholders.


                                Part C - Page 7

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Baltimore and State of Maryland on the 24th day of November 2003.

                                              SCUDDER INVESTORS FUNDS, INC.

                                              By  /s/Richard T. Hale
                                                  -----------------------
                                                  Richard T. Hale
                                                  Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----

/s/Richard T. Hale
--------------------------------------
Richard T. Hale                             Trustee, Chairman and Chief Executive        November 24, 2003
                                            Officer
/s/Charles A. Rizzo
-----------------------------
Charles A. Rizzo                            Treasurer                                    November 24, 2003

/s/ Richard R. Burt
--------------------------------------
Richard R. Burt*                            Trustee                                      November 24, 2003

/s/ S. Leland Dill
--------------------------------------
S. Leland Dill* Trustee November 24, 2003

/s/ Martin J. Gruber
--------------------------------------
Martin J. Gruber *                          Trustee                                        November 24, 2003

/s/ Joseph R. Hardiman
--------------------------------------
Joseph R. Hardiman *                        Trustee                                      November 24, 2003

/s/ Richard J. Herring
--------------------------------------
Richard J. Herring *                        Trustee                                      November 24, 2003

/s/ Graham E. Jones
--------------------------------------
Graham E. Jones *                           Trustee                                      November 24, 2003

/s/ Rebecca W. Rimel
--------------------------------------
Rebecca W. Rimel *                          Trustee                                      November 24, 2003

/s/ Philip Saunders, Jr.
--------------------------------------
Philip Saunders, Jr.*                       Trustee                                      November 24, 2003

/s/ William N. Searcy
--------------------------------------
William N. Searcy *                         Trustee                                      November 24, 2003







/s/ Robert H. Wadsworth                     Trustee                                      November 24, 2003
--------------------------------------
Robert H. Wadsworth*



*By:     /s/Caroline Pearson
         ---------------------------------
         Caroline Pearson**


** Attorney-in-fact pursuant to the powers of attorney filed in Post-Effective Amendment No.
         28 filed on November 29, 2002.

                                   SIGNATURES
                                   ----------

SCUDDER INVESTORS PORTFOLIOS TRUST has duly caused this Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of Scudder Investors Funds, Inc. to be signed on their behalf by the undersigned authorized in the City of Baltimore and the State of Maryland on the 24th day of November, 2003.



                                         SCUDDER INVESTORS PORTFOLIOS TRUST

                                         By:  /s/Richard T. Hale
                                              -----------------------
                                              Richard T. Hale
                                              Chief Executive Officer

This Post-Effective Amendment No. 31 to the Registration Statement of Scudder Investors Funds, Inc. has been signed below by the following persons in the capacities indicated with respect to the SCUDDER INVESTORS PORTFOLIOS TRUST.

SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----
/s/Richard T. Hale
--------------------------------------
Richard T. Hale                             Trustee, Chairman and Chief Executive        November 24, 2003
                                            Officer

/s/Charles A. Rizzo
--------------------------------------
Richard R. Burt*                            Trustee                                      November 24, 2003

/s/ S. Leland Dill
--------------------------------------
S. Leland Dill*                             Trustee                                      November 24, 2003

/s/ Martin J. Gruber
--------------------------------------
Martin J. Gruber *                          Trustee                                      November 24, 2003

/s/ Joseph R. Hardiman
--------------------------------------
Joseph R. Hardiman *                        Trustee                                      November 24, 2003

/s/ Richard J. Herring
--------------------------------------
Richard J. Herring *                        Trustee                                      November 24, 2003

/s/ Graham E. Jones
--------------------------------------
Graham E. Jones *                           Trustee                                      November 24, 2003

/s/ Rebecca W. Rimel
--------------------------------------
Rebecca W. Rimel *                          Trustee                                      November 24, 2003

/s/ Philip Saunders, Jr.
--------------------------------------
Philip Saunders, Jr.*                       Trustee                                      November 24, 2003

/s/ William N. Searcy
--------------------------------------
William N. Searcy *                         Trustee                                      November 24, 2003







/s/ Robert H. Wadsworth*
--------------------------------------
Robert H. Wadsworth                         Trustee                                      November 24, 2003



*By:     /s/Caroline Pearson
         -------------------
         Caroline Pearson**


** Attorney-in-fact pursuant to the powers of attorney filed in Amendment No. 10 filed on November 29, 2002.

                                                      1933 Act File No. 333-7008
                                                      1940 Act File No. 811-8227

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 31
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 35

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                          SCUDDER INVESTORS FUNDS INC.

                          SCUDDER INVESTORS FUNDS INC.

                                  EXHIBIT INDEX


                                    (a)(viii)
                                    (b)(iii)
                                    (h)(viii)
                                     (h)(ix)
                                       (j)
                                     (p)(ix)






                                       2